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                                                                  Exhibit 10.96

                                                               EXECUTION VERSION

                        PINNACLE WEST CAPITAL CORPORATION

                                  $200,000,000

                                  SENIOR NOTES

                       UNCOMMITTED MASTER SHELF AGREEMENT

                          Dated as of February 28, 2006

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                                TABLE OF CONTENTS

1.  AUTHORIZATION OF ISSUE OF NOTES........................................    1

2.  PURCHASE AND SALE OF NOTES.............................................    1
    2A.  Facility..........................................................    1
    2B.  Issuance Period...................................................    2
    2C.  Periodic Spread Information.......................................    2
    2D.  Request for Purchase..............................................    2
    2E.  Rate Quotes.......................................................    3
    2F.  Acceptance........................................................    3
    2G.  Market Disruption.................................................    3
    2H.  Closing...........................................................    4
    2I.  Fees..............................................................    5

3.  CONDITIONS OF CLOSING..................................................    6
    3A.  Certain Documents.................................................    6
    3B.  Opinion of Purchaser's Special Counsel............................    7
    3C.  Representations and Warranties; No Default........................    7
    3D.  Purchase Permitted by Applicable Laws.............................    7
    3E.  Legal Matters.....................................................    8
    3F.  Payment of Fees...................................................    8
    3G.  Proceedings.......................................................    8
    3H.  Private Placement Numbers.........................................    8

4.  PREPAYMENTS............................................................    8
    4A.  Required Prepayments..............................................    8
    4B.  Optional Prepayment With Yield-Maintenance Amount.................    8
    4C.  Notice of Optional Prepayment.....................................    8
    4D.  Application of Prepayments........................................    9
    4E.  Retirement of Notes...............................................    9

5.  AFFIRMATIVE COVENANTS..................................................    9
    5A.  Financial Statements; Notice of Defaults..........................    9
    5B.  Information Required by Rule 144A.................................   11
    5C.  Inspection of Property............................................   11
    5D.  Maintenance of Property; Insurance................................   12
    5E.  Conduct of Business and Maintenance of Existence..................   12
    5F.  Compliance with Laws..............................................   13
    5G.  Covenant to Secure Notes Equally..................................   13
    5H.  Ownership of APS..................................................   13
    5I.  Additional Covenants and Additional Defaults......................   13

6.  NEGATIVE COVENANTS.....................................................   13
    6A.  Debt..............................................................   13
    6B.  Consolidations; Mergers and Sales of Assets.......................   13
    6C.  Terrorism Sanction Regulations....................................   14


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
7.  EVENTS OF DEFAULT......................................................   14
    7A.  Acceleration......................................................   14
    7B.  Rescission of Acceleration........................................   16
    7C.  Notice of Acceleration or Rescission..............................   17
    7D.  Other Remedies....................................................   17

8.  REPRESENTATIONS, COVENANTS AND WARRANTIES..............................   17
    8A.  Organization......................................................   17
    8B.  Financial Statements..............................................   17
    8C.  Actions Pending...................................................   18
    8D.  Outstanding Indebtedness..........................................   18
    8E.  Title to Properties...............................................   18
    8F.  Taxes.............................................................   19
    8G.  Conflicting Agreements and Other Matters..........................   19
    8H.  Offering of Notes.................................................   19
    8I.  Use of Proceeds...................................................   19
    8J.  ERISA.............................................................   20
    8K.  Governmental Consent..............................................   20
    8L.  Compliance with Environmental and Other Laws......................   20
    8M.  Foreign Assets Control Regulations, Etc...........................   21
    8N.  Permits and Other Operating Rights................................   21
    8O.  Utility Company Status............................................   21
    8P.  Investment Company Status.........................................   21
    8Q.  Disclosure........................................................   22
    8R.  Rule 144A.........................................................   22
    8S.  Hostile Tender Offers.............................................   22

9.  REPRESENTATIONS OF THE PURCHASERS......................................   22
    9A.  Nature of Purchase................................................   22
    9B.  Source of Funds...................................................   22
    9C.  Accredited Investor...............................................   24

10. DEFINITIONS; ACCOUNTING MATTERS........................................   24
    10A. Yield-Maintenance Terms...........................................   24
    10B. Other Terms.......................................................   25
    10C. Accounting Principles, Terms and Determinations...................   33

11. MISCELLANEOUS..........................................................   33
    11A. Note Payments.....................................................   33
    11B. Expenses..........................................................   34
    11C. Consent to Amendments.............................................   34
    11D. Form, Registration, Transfer and Exchange of Notes; Lost Notes....   35
    11E. Persons Deemed Owners; Participations.............................   36
    11F. Survival of Representations and Warranties; Entire Agreement......   36
    11G. Successors and Assigns............................................   36
    11H. Independence of Covenants.........................................   36
    11I. Notices...........................................................   37


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

    11J. Payments Due on Non-Business Days.................................   37
    11K. Severability......................................................   37
    11L. Descriptive Headings..............................................   37
    11M. Satisfaction Requirement..........................................   38
    11N. Governing Law.....................................................   38
    11O. Severalty of Obligations..........................................   38
    11P. Counterparts......................................................   38
    11Q. Binding Agreement.................................................   38
    11R. Waiver of Jury Trial; Consent to Jurisdiction.....................   38
    11S. Confidential Information..........................................   39

PURCHASER SCHEDULE

SCHEDULE 8G - LIST OF AGREEMENTS RESTRICTING DEBT

EXHIBIT A-1 - FORM OF NOTE

EXHIBIT A-2 - FORM OF SERIES A NOTE

EXHIBIT B   - FORM OF REQUEST FOR PURCHASE

EXHIBIT C   - FORM OF CONFIRMATION OF ACCEPTANCE

EXHIBIT D   - FORM OF FUNDS DELIVERY INSTRUCTION LETTER

                        PINNACLE WEST CAPITAL CORPORATION
                        400 NORTH 5TH STREET, 19TH FLOOR
                             PHOENIX, ARIZONA 85004

                                                         As of February 28, 2006

To: Prudential Investment Management, Inc.
       (herein called "PRUDENTIAL")

    Each Prudential Affiliate (as hereinafter defined) which becomes bound by certain provisions of this Agreement as hereinafter provided (the "PURCHASERS")

    c/o Prudential Capital Group
    2200 Ross Avenue, Suite 4200E
    Dallas, TX 75201

Ladies and Gentlemen:

          The undersigned, Pinnacle West Capital Corporation (the "COMPANY"), hereby agrees with you as follows:

          1. AUTHORIZATION OF ISSUE OF NOTES. The Company will authorize the issue of its senior promissory notes (the "NOTES") from time to time in accordance with the provisions of this Agreement in the aggregate principal amount of up to $200,000,000, to be dated the date of issue thereof; to mature, in the case of each Note so issued, no more than 5 years after the date of original issuance thereof; to bear interest on the unpaid balance thereof from the date thereof at the rate per annum, and to have such other particular terms, as shall be set forth, in the case of each Note so issued, in the Confirmation of Acceptance with respect to such Note delivered pursuant to paragraph 2F; and to be substantially in the form of Exhibit A-1 attached hereto. The term "NOTES" as used herein shall include each Note delivered pursuant to any provision of this Agreement and each Note delivered in substitution or exchange for any such Note pursuant to any such provision. Notes which have (i) the same final maturity, (ii) the same principal prepayment dates, (iii) the same principal prepayment amounts (as a percentage of the original principal amount of each Note), (iv) the same interest rate, and (v) the same original date of issuance are herein called a "SERIES" of Notes. Capitalized terms used herein have the meanings specified in paragraph 10.

          2. PURCHASE AND SALE OF NOTES.

          2A. FACILITY. Prudential is willing to consider, in its sole discretion and within limits which may be authorized for purchase by Prudential Affiliates from time to time, the purchase of Notes pursuant to this Agreement. The willingness of Prudential to consider such purchase of Notes is herein called the "FACILITY". At any time, the aggregate principal amount of Notes stated in paragraph 1, minus the aggregate principal amount of Notes purchased and sold pursuant to this Agreement prior to such time, minus the aggregate principal amount of Accepted Notes (as hereinafter defined) which have not yet been purchased and sold hereunder prior to such time is herein called the "AVAILABLE FACILITY AMOUNT" at such time. NOTWITHSTANDING THE WILLINGNESS OF PRUDENTIAL TO CONSIDER

PURCHASES OF NOTES BY PRUDENTIAL AFFILIATES, THIS AGREEMENT IS ENTERED INTO ON THE EXPRESS UNDERSTANDING THAT NEITHER PRUDENTIAL NOR ANY PRUDENTIAL AFFILIATE SHALL BE OBLIGATED TO MAKE OR ACCEPT OFFERS TO PURCHASE NOTES, OR TO QUOTE RATES, SPREADS OR OTHER TERMS WITH RESPECT TO SPECIFIC PURCHASES OF NOTES, AND THE FACILITY SHALL IN NO WAY BE CONSTRUED AS A COMMITMENT BY PRUDENTIAL OR ANY PRUDENTIAL AFFILIATE.

          2B. ISSUANCE PERIOD. Notes may be issued and sold pursuant to this Agreement until the earlier of (i) December 31, 2007 and (ii) the fifteenth day after Prudential shall have given to the Company, or the Company shall have given to Prudential, written notice stating that it elects to terminate the issuance and sale of Notes pursuant to this Agreement (or if such fifteenth day is not a Business Day, the Business Day next preceding such fifteenth day). The period during which Notes may be issued and sold pursuant to this Agreement is herein called the "ISSUANCE PERIOD".

          2C. PERIODIC SPREAD INFORMATION. Provided no Default or Event of Default exists, not later than 9:30 A.M. (New York City local time) on a Business Day during the Issuance Period if there is an Available Facility Amount on such Business Day, the Company may request by telecopier or telephone, and Prudential will, to the extent reasonably practicable, provide to the Company on such Business Day (or, if such request is received after 9:30 A.M. (New York City local time) on such Business Day, on the following Business Day), information (by telecopier or telephone) with respect to various spreads at which Prudential Affiliates might be interested in purchasing Notes of different average lives; provided, however, that the Company may not make such requests more frequently than once in every five Business Days or such other period as shall be mutually agreed to by the Company and Prudential. The amount and content of information so provided shall be in the sole discretion of Prudential but it is the intent of Prudential to provide information which will be of use to the Company in determining whether to initiate procedures for use of the Facility. Information so provided shall not constitute an offer to purchase Notes, and neither Prudential nor any Prudential Affiliate shall be obligated to purchase Notes at the spreads specified. Information so provided shall be representative of potential interest only for the period commencing on the day such information is provided and ending on the earlier of the fifth Business Day after such day and the first day after such day on which further spread information is provided. Prudential may suspend or terminate providing information pursuant to this paragraph 2C for any reason, including its determination that the credit quality of the Company has declined since the date of this Agreement.

          2D. REQUEST FOR PURCHASE. The Company may from time to time during the Issuance Period make requests for purchases of Notes (each such request being a "REQUEST FOR PURCHASE"). Each Request for Purchase shall be made to Prudential by telecopier or overnight delivery service, and shall (i) specify the aggregate principal amount of Notes covered thereby, which shall not be less than $5,000,000 and not be greater than the Available Facility Amount at the time such Request for Purchase is made, (ii) specify the principal amounts, final maturities, principal prepayment dates and amounts of the Notes covered thereby,
(iii) specify the use of proceeds of such Notes, (iv) specify the proposed day for the closing of the purchase and sale of such Notes, which, unless otherwise agreed by Prudential, shall be a Business Day during the

Issuance Period not less than 10 days and not more than 25 days after the making of such Request for Purchase, (v) specify the number of the account and the name and address of the depository institution to which the purchase prices of such Notes are to be transferred on the Closing Day for such purchase and sale, (vi) certify that, except as specified in such Request for Purchase, the representations and warranties contained in paragraph 8 are true on and as of the date of such Request for Purchase and that there exists on the date of such Request for Purchase no Event of Default or Default, (vii) specify the Designated Spread for such Notes and (viii) be substantially in the form of Exhibit B attached hereto. Each Request for Purchase shall be in writing and shall be deemed made when received by Prudential.

          2E. RATE QUOTES. Not later than five Business Days after the Company shall have given Prudential a Request for Purchase pursuant to paragraph 2D, Prudential may, but shall be under no obligation to, provide to the Company by telephone or telecopier, in each case between 9:30 A.M. and 1:30 P.M. New York City local time (or such later time as Prudential may elect) interest rate quotes for the several principal amounts, maturities and principal prepayment schedules of Notes specified in such Request for Purchase. Each quote shall represent the interest rate per annum payable on the outstanding principal balance of such Notes, at which a Prudential Affiliate would be willing to purchase such Notes at 100% of the principal amount thereof.

          2F. ACCEPTANCE. Within 30 minutes after Prudential shall have provided any interest rate quotes pursuant to paragraph 2E or such shorter period as Prudential may specify to the Company (such period being the "ACCEPTANCE WINDOW"), the Company may, subject to paragraph 2G, elect to accept such interest rate quotes as to any portion not less than $5,000,000 aggregate principal amount of the Notes specified in the related Request for Purchase. Such election shall be made by an Authorized Officer of the Company notifying Prudential by telephone or telecopier within the Acceptance Window that the Company elects to accept such interest rate quotes, specifying the Notes (each such Note being an "ACCEPTED NOTE") as to which such acceptance (an "ACCEPTANCE") relates. The day the Company notifies an Acceptance with respect to any Accepted Notes is herein called the "ACCEPTANCE DAY" for such Accepted Notes. Any interest rate quotes as to which Prudential does not receive an Acceptance within the Acceptance Window shall expire, and no purchase or sale of Notes hereunder shall be made based on such expired interest rate quotes. Subject to paragraph 2G and the other terms and conditions hereof, the Company agrees to sell to a Prudential Affiliate, and Prudential agrees to cause the purchase by a Prudential Affiliate of, the Accepted Notes at 100% of the principal amount of such Notes. As soon as practicable following the Acceptance Day, the Company, Prudential and each Prudential Affiliate which is to purchase any such Accepted Notes will execute a confirmation of such Acceptance substantially in the form of Exhibit C attached hereto (a "CONFIRMATION OF ACCEPTANCE"). If the Company should fail to execute and return to Prudential within two Business Days following receipt thereof a Confirmation of Acceptance with respect to any Accepted Notes, Prudential may at its election at any time prior to its receipt thereof cancel the closing with respect to such Accepted Notes by so notifying the Company in writing.

          2G. MARKET DISRUPTION. Notwithstanding the provisions of paragraph 2F, if Prudential shall have provided interest rate quotes pursuant to paragraph 2E and thereafter prior to the time an Acceptance with respect to such quotes shall have been notified to Prudential in accordance with paragraph 2F the domestic market for U.S. Treasury securities or derivatives shall have closed or there shall have occurred a general suspension, material limitation, or significant disruption of trading in securities generally on the New York Stock Exchange or in the domestic market for U.S. Treasury securities or derivatives, then such interest rate quotes shall expire, and no purchase or sale of Notes hereunder shall be made based on such expired interest rate quotes. If the Company thereafter notifies Prudential of the Acceptance of any such interest rate quotes, such Acceptance shall be ineffective for all purposes of this Agreement, and Prudential shall promptly notify the Company that the provisions of this paragraph 2G are applicable with respect to such Acceptance.

          2H. CLOSING.

          2H(1). SERIES A CLOSING. The Company hereby agrees to sell to the Purchasers and, subject to the terms and conditions set forth herein, each Purchaser agrees to purchase from the Company under the Facility 5.91% Senior Notes due February 28, 2011 (the "SERIES A NOTES") in the aggregate principal amount set forth opposite its name on the Purchaser Schedule attached hereto at 100% of such aggregate principal amount. The Series A Notes shall be substantially in the form of Exhibit A-2 attached hereto. The Company will deliver to Prudential, at the offices of Prudential Capital Group at 2200 Ross Avenue, Suite 4200E, Dallas, Texas, 75201 or, at the request of Prudential, at the offices of Baker Botts L.L.P. at 2001 Ross Avenue, Suite 600, Dallas, Texas 75201, one or more Notes registered in the name of the Purchasers, evidencing the aggregate principal amount of Series A Notes to be purchased by the Purchasers and in the denomination or denominations specified in the Purchaser Schedule attached hereto against payment of the purchase price thereof by transfer of immediately available funds to the credit of the Company's account at JPMorgan Chase AZ, Phoenix, Arizona, Account Number 22703938 (ABA No. 122100024) on the date of closing, which shall be February 28, 2006, or any other date upon which the Company and Prudential may mutually agree in writing (the "SERIES A CLOSING").

          2H(2). SUBSEQUENT CLOSINGS. Not later than 11:30 A.M. (New York City local time) on the Closing Day for any Accepted Notes, the Company will deliver to each Purchaser listed in the Confirmation of Acceptance relating thereto at the offices of Prudential Capital Group at 2200 Ross Avenue, Suite 4200E, Dallas, Texas 75201 the Accepted Notes to be purchased by such Purchaser in the form of one or more Notes in authorized denominations as such Purchaser may request for each Series of Accepted Notes to be purchased on the Closing Day, dated the Closing Day and registered in such Purchaser's name (or in the name of its nominee), against payment of the purchase price thereof by transfer of immediately available funds for credit to the Company's account specified in the Request for Purchase of such Notes.

          2H(3). RESCHEDULED CLOSINGS. If the Company fails to tender to any Purchaser the Accepted Notes to be purchased by such Purchaser on the scheduled Closing Day for such Accepted Notes as provided above in this paragraph 2H, or any of the conditions specified in paragraph 3 shall not have been fulfilled by the time required on such scheduled Closing Day, the Company shall, prior to 1:00 P.M., New York City local time, on such scheduled Closing Day notify Prudential (which notification shall be deemed received by each Purchaser) in writing whether (x) such closing is to be rescheduled (such rescheduled date to be a Business Day during the Issuance Period not less than one Business Day and not more than 30 Business Days after such scheduled Closing Day (the "RESCHEDULED CLOSING DAY") and certify to Prudential (which certification shall be for the benefit of each Purchaser) that the Company reasonably believes that it will be able to comply with the conditions set forth in paragraph 3 on such Rescheduled Closing Day and that the Company will pay the Delayed Delivery Fee in accordance with paragraph 2I(2) or
(y) such closing is to be canceled as provided in paragraph 2I(3). In the event that the Company shall fail to give such notice referred to in the preceding sentence, Prudential (on behalf of each Purchaser) may at its election, at any time after 1:00 P.M., New York City local time, on such scheduled Closing Day, notify the Company in writing that such closing is to be canceled as provided in paragraph 2I(3). Notwithstanding anything to the contrary appearing in this Agreement, the Company may elect to reschedule a closing with respect to any given Accepted Notes on not more than one occasion, unless Prudential shall have otherwise consented in writing.

          2I. FEES.

          2I(1). ISSUANCE FEE. The Company will pay to Prudential in immediately available funds a fee (the "ISSUANCE FEE") on each Closing Day (other than the Series A Closing) in an amount equal to 0.125% of the aggregate principal amount of Notes sold on such Closing Day.

          2I(2). DELAYED DELIVERY FEE. If the closing of the purchase and sale of any Accepted Note is delayed for any reason beyond the original Closing Day for such Accepted Note, the Company will pay to the Purchaser of such Accepted Note on the Cancellation Date or actual closing date of such purchase and sale a fee (the "DELAYED DELIVERY FEE") calculated as follows:

                           (BEY - MMY) X DTS/360 X PA

where "BEY" means Bond Equivalent Yield, i.e., the bond equivalent yield per annum of such Accepted Note, "MMY" means Money Market Yield, i.e., the yield per annum on a commercial paper investment of the highest quality selected by Prudential on the date Prudential receives notice of the delay in the closing for such Accepted Note having a maturity date or dates the same as, or closest to, the Rescheduled Closing Day or Rescheduled Closing Days (a new alternative investment being selected by Prudential each time such closing is delayed); "DTS" means Days to Settlement, i.e., the number of actual days elapsed from and including the original Closing Day with respect to such Accepted Note to but excluding the date of such payment; and "PA" means Principal Amount, i.e., the principal amount of the Accepted Note for which such calculation is being made. In no case shall the Delayed Delivery Fee be less than zero. Nothing contained herein shall obligate any Purchaser to purchase any Accepted Note on any day other than the Closing Day for such Accepted Note, as the same may be rescheduled from time to time in compliance with paragraph 2H.

          2I(3). CANCELLATION FEE. If the Company at any time notifies Prudential in writing that the Company is canceling the closing of the purchase and sale of any Accepted Note, or if Prudential notifies the Company in writing under the circumstances set forth in the penultimate sentence of paragraph 2H(3) that the closing of the purchase and sale of such Accepted Note is to be canceled, or if the closing of the purchase and sale of such Accepted
Note is not consummated on or prior to the last day of the Issuance Period (the date of any such notification, or the last day of the Issuance Period, as the case may be, being the "CANCELLATION DATE"), the Company will pay the Purchasers in immediately available funds an amount (the "CANCELLATION FEE") calculated as follows:

                                     PI X PA

where "PI" means Price Increase, i.e., the quotient (expressed in decimals) obtained by dividing (a) the excess of the ask price (as determined by Prudential) of the Hedge Treasury Note(s) on the Cancellation Date over the bid price (as determined by Prudential) of the Hedge Treasury Notes(s) on the Acceptance Day for such Accepted Note by (b) such bid price; and "PA" has the meaning specified in paragraph 2I(2). The foregoing bid and ask prices shall be as reported by TradeWeb LLC (or, if such data for any reason ceases to be available through TradeWeb LLC, any publicly available source of similar market data). Each price shall be rounded to the second decimal place. In no case shall the Cancellation Fee be less than zero.

          3. CONDITIONS OF CLOSING. The obligation of any Purchaser to purchase and pay for any Notes is subject to the satisfaction, on or before the Closing Day for such Notes, of the following conditions:

          3A. CERTAIN DOCUMENTS. Such Purchaser shall have received the following, each dated the date of the applicable Closing Day:

          (i) The Note(s) to be purchased by such Purchaser.

          (ii) Certified copies of the resolutions of the Board of Directors of the Company authorizing the execution and delivery of this Agreement and the issuance of the Notes, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Agreement and the Accepted Notes (provided, that for any Closing Day occurring after the Series A Closing, the Company may certify that there has been no change to any applicable authorization or approval since the date on which it was most recently delivered to such Purchaser under this paragraph 3A(ii), as an alternative to the further delivery thereof).

          (iii) A certificate of the Secretary, an Assistant Secretary or an Associate Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign this Agreement and the Notes and the other documents to be delivered hereunder (provided, that for any Closing Day occurring after the Series A Closing, the Secretary, an Assistant Secretary or an Associate Secretary of the Company may certify that there has been no change to the officers of the Company authorized to sign Accepted Notes and other documents to be delivered therewith since the date on which a certificate setting forth the names and true signatures of such officers, as described above, was most recently delivered to such Purchaser under this paragraph 3A(iii), as an alternative to the further delivery thereof).

          (iv) Certified copies of the Certificate of Incorporation and By-laws of the Company (provided, that for any Closing Day occurring after the Series A Closing, the Company may certify that there has been no change to any applicable constitutive document since the date on which it was most recently delivered to such Purchaser under this paragraph 3A(iv), as an alternative to the further delivery thereof).

          (v) Favorable opinions of (a) Snell & Wilmer, L.L.P. and (b) Morgan, Lewis & Bockius LLP, special counsel to the Company (or such other counsel designated by the Company and acceptable to the Purchaser(s)) satisfactory to such Purchaser and substantially in the forms provided on the Closing Day with respect to the Series A Notes and as to such other matters as such Purchaser may reasonably request. The Company hereby directs each such counsel to deliver such opinion, agrees that the issuance and sale of any Accepted Notes will constitute a reconfirmation of such direction, and understands and agrees that each Purchaser receiving such an opinion will and is hereby authorized to rely on such opinion.

          (vi) A good standing certificate for the Company from the Arizona Corporation Commission dated a recent date and such other evidence of the status of the Company as such Purchaser may reasonably request.

          (vii) Solely in connection with the Series A Closing, certified copies of Requests for Information or Copies (Form UCC-11) or equivalent reports listing all effective financing statements which name the Company (under its present name and previous names) as debtor and which are filed in the office of the Secretary of State of Arizona, together with copies of such financing statements.

          (viii) Additional documents or certificates with respect to legal matters or corporate or other proceedings related to the transactions contemplated hereby as may be reasonably requested by such Purchaser at least five days in advance of the Closing Day.

          (ix) Written instructions of the Company in the form of Exhibit D attached hereto.

          3B. OPINION OF PURCHASER'S SPECIAL COUNSEL. Such Purchaser shall have received from Baker Botts, L.L.P., who is acting as special counsel for it in connection with this transaction, a favorable opinion satisfactory to such Purchaser as to such matters incident to the matters herein contemplated as it may reasonably request.

          3C. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. Except as disclosed in the Officer's Certificate referenced herein, the representations and warranties contained in paragraph 8 shall be true on and as of such Closing Day, except to the extent of changes caused by the transactions herein contemplated; there shall exist on such Closing Day no Event of Default or Default; and the Company shall have delivered to such Purchaser an Officer's Certificate, dated such Closing Day, to both such effects.

          3D. PURCHASE PERMITTED BY APPLICABLE LAWS. The purchase of and payment for the Notes to be purchased by such Purchaser on the terms and conditions herein provided (including the use of the proceeds of such Notes by the Company) shall not violate any applicable law or governmental regulation (including, without limitation, Section 5 of the Securities Act or Regulation T, U or X of the Board of Governors of the Federal Reserve System) and shall not subject such Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and such Purchaser shall have received such certificates or other evidence as it may reasonably request to establish compliance with this condition.

          3E. LEGAL MATTERS. Counsel for such Purchaser, including any special counsel for the Purchasers retained in connection with the purchase and sale of such Accepted Notes, shall be satisfied as to all legal matters relating to such purchase and sale, and such Purchaser shall have received from such counsel favorable opinions as to such legal matters as it may reasonably request.

          3F. PAYMENT OF FEES. The Company shall have paid to the Purchasers and Prudential any fees due them pursuant to or in connection with this Agreement, including any Issuance Fee due pursuant to paragraph 2I(1) and any Delayed Delivery Fee due pursuant to paragraph 2I(2). In addition, and without limiting the provisions of paragraph 11B, special counsel to the Purchasers shall have received its reasonable fees, charges and disbursements to the extent reflected in a statement of such special counsel rendered to the Company at least one Business Day prior to such Closing Day.

          3G. PROCEEDINGS. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to such Purchaser, and it shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

          3H. PRIVATE PLACEMENT NUMBERS. Private Placement numbers issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained by Prudential for the Notes.

          4. PREPAYMENTS. The Notes shall be subject to prepayment with respect to any required prepayments set forth in such Notes as provided in paragraph 4A and with respect to the optional prepayments permitted by paragraph 4B.

          4A. REQUIRED PREPAYMENTS. The Notes of each Series shall be subject to required prepayments, if any, set forth in the Notes of such Series.

          4B. OPTIONAL PREPAYMENT WITH YIELD-MAINTENANCE AMOUNT. The Notes of each Series shall be subject to prepayment, in whole at any time or from time to time in part (in integral multiples of $1,000,000 and in a minimum amount of $1,000,000), at the option of the Company, at 100% of the principal amount so prepaid plus interest thereon to the prepayment date and the Yield-Maintenance Amount, if any, with respect to each such Note. Any partial prepayment of a Series of Notes pursuant to this paragraph 4B shall be applied in satisfaction of required payments of principal of the Notes in such Series in inverse order of their scheduled due dates.

          4C. NOTICE OF OPTIONAL PREPAYMENT. The Company shall give the holder of each Note to be prepaid pursuant to paragraph 4B irrevocable written notice of such prepayment not less than 10 Business Days prior to the prepayment date, specifying such prepayment date, specifying the aggregate principal amount of the Notes to be prepaid on such date, identifying each Note held by such holder, and the principal amount of each such Note, to be prepaid on such date and stating that such prepayment is to be made pursuant to paragraph 4B. Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together with interest thereon to the prepayment date and together with the Yield-Maintenance Amount, if any, herein provided, shall become due and payable on such prepayment date. The Company shall, on or before the day on which it gives written notice of any prepayment pursuant to paragraph 4B, give telephonic notice of the principal amount of the Notes to be prepaid and the prepayment date to each Significant Holder which shall have designated a recipient for such notices in the Purchaser Schedule attached hereto or by notice in writing to the Company.

          4D. APPLICATION OF PREPAYMENTS. Upon any partial prepayment of the Notes of any Series pursuant to paragraph 4A or 4B, the amount so prepaid shall be allocated to all outstanding Notes of such Series (including, for the purpose of this paragraph 4D only, all Notes prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates other than by prepayment pursuant to paragraph 4A or 4B) in proportion to the respective outstanding principal amounts thereof.

          4E. RETIREMENT OF NOTES. The Company shall not, and shall not permit any of its Subsidiaries or Affiliates to, prepay or otherwise retire in whole or in part prior to their stated final maturity (other than by prepayment pursuant to paragraph 4A or 4B or upon acceleration of such final maturity pursuant to paragraph 7A), or purchase or otherwise acquire, directly or indirectly, Notes of any Series held by any holder unless the Company or such Subsidiary or Affiliate shall have offered to prepay or otherwise retire or purchase or otherwise acquire, as the case may be, the same proportion of the aggregate principal amount of Notes of such Series held by each other holder of Notes of such Series at the time outstanding upon the same terms and conditions. Any Notes so prepaid or otherwise retired or purchased or otherwise acquired by the Company or any of its Subsidiaries or Affiliates shall not be deemed to be outstanding for any purpose under this Agreement, except as provided in paragraph 4D.

          5. AFFIRMATIVE COVENANTS. During the Issuance Period, from and after the Business Day immediately preceding the Series A Closing, and so long thereafter as any Note is outstanding and unpaid, the Company covenants as follows:

          5A. FINANCIAL STATEMENTS; NOTICE OF DEFAULTS. The Company will deliver to each Significant Holder in duplicate:

          (i) as soon as practicable and in any event within 60 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, statements of income and cash flows of the Company and its Consolidated Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and a balance sheet of the Company and its Consolidated Subsidiaries as at the end of such quarterly period, setting forth in the case of statements of income and cash flows in comparative form figures for the corresponding period in the preceding fiscal year, and accompanied by a certificate of an authorized financial officer of the Company, which certificate shall state that said financial statements fairly present in all material respects the financial position and results of operation of the Company and its Consolidated

     Subsidiaries in accordance with GAAP, except as disclosed therein and subject to changes resulting from year-end audit adjustments; provided, however, that delivery pursuant to clause (iii) below of copies of the Quarterly Report on Form l0-Q of the Company for such quarterly period filed with the SEC shall be deemed to satisfy the requirements of this clause (i) with respect to consolidated financial statements so long as such Report on Form 10-Q includes the financial statements required by Form 10-Q;

          (ii) as soon as practicable and in any event within 120 days after the end of each fiscal year, statements of income and cash flows of the Company and its Consolidated Subsidiaries for such year, and a balance sheet of the Company and its Consolidated Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding figures from the preceding fiscal year, and accompanied by a report thereon of independent public accountants of recognized national standing selected by the Company, whose report shall state that said financial statements fairly present in all material respects the financial position and results of operations of the Company and its Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP (except as disclosed therein); provided, however, that delivery pursuant to clause (iii) below of copies of the Annual Report on Form 10-K of the Company for such fiscal year filed with the SEC shall be deemed to satisfy the requirements of this clause (ii) with respect to consolidated financial statements and the auditor's report so long as such Annual Report on Form 10-K includes the financial statements required by Form 10-K;

          (iii) promptly after transmission thereof, copies of all such financial statements, proxy statements, notices and reports as it shall send to its public stockholders and copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent) and all reports on Form 10-K, 10-Q and 8-K (or their equivalents) which it files with the SEC;

          (iv) if and when any ERISA Affiliate (a) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV of ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (b) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (c) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (d) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (e) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (f) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or (g) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or is reasonably likely to result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code, a certificate of an Responsible Officer setting forth details as to such occurrence and action, if any, which the Company or applicable member of the ERISA Affiliate is required or proposes to take; and

          (v) with reasonable promptness, such other information respecting the condition or operations, financial or otherwise, of the Company or any of its Subsidiaries as such Significant Holder may reasonably request.

Together with each delivery of financial statements required by clauses (i) and
(ii) above, the Company will deliver to each Significant Holder an Officer's Certificate demonstrating (with computations in reasonable detail) compliance by the Company with the provisions of paragraph 6A and stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature thereof and what action the Company proposes to take with respect thereto. Information required to be delivered pursuant to clauses (i),
(ii) and (iii) above shall be deemed to have been delivered on the date on which the Company provides notice to each Significant Holder that such information has been posted on the Company's website at www.pinnaclewest.com, at sec.gov/edaux/searches.htm or at another website identified in such notice and accessible by the Significant Holders without charge; provided that (a) such notice may be included in any Officer's Certificate described in the foregoing sentence and (b) the Company shall deliver paper copies of the information referred to in clauses (i), (ii) or (iii) above to any Significant Holder which requests such delivery.

          The Company also covenants that as soon as possible and in any event within five Business Days after any Responsible Officer obtains knowledge of an Event of Default or Default then continuing, it will deliver to each holder of any Notes an Officer's Certificate specifying the nature thereof and what action the Company proposes to take with respect thereto.

          5B. INFORMATION REQUIRED BY RULE 144A. The Company will, upon the request of the holder of any Note, provide such holder, and any qualified institutional buyer designated by such holder, such financial and other information as such holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Notes, except at such times as the Company is subject to and in compliance with the reporting requirements of section 13 or 15(d) of the Exchange Act. For the purpose of this paragraph 5B, the term "QUALIFIED INSTITUTIONAL BUYER" shall have the meaning specified in Rule 144A under the Securities Act.

          5C. INSPECTION OF PROPERTY. The Company will permit any Person designated by any Significant Holder in writing, at such Significant Holder's expense if no Default or Event of Default exists and at the Company's expense if a Default or Event of Default does exist, to visit and inspect any of the properties of the Company and its Subsidiaries, to examine the corporate books and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of the Company and its independent public accountants, all at such reasonable times and as often as such Significant Holder may reasonably request; provided, however, that the Company and its Subsidiaries reserve the right to restrict access to any of their properties in accordance with reasonably adopted policies relating to safety; and, provided further, that such Significant Holder complies with reasonably adopted security policies.

          5D. MAINTENANCE OF PROPERTY; INSURANCE.

          (i) The Company will keep, and will cause each Significant Subsidiary to keep, all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, if the failure to do so is reasonably likely to have a material adverse effect on the financial condition or financial prospects of the Company and its Consolidated Subsidiaries, considered as a whole, it being understood that this covenant relates only to the working order and condition of such properties and shall not be construed as a covenant not to dispose of properties.

          (ii) The Company will maintain, and cause each Significant Subsidiary to maintain, insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Significant Subsidiary operates; provided, however, that the Company and APS may self-insure to the same extent as other companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Significant Subsidiary operates.

          5E. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.

          (i) Subject to paragraph 6B hereof, the Company will preserve and maintain, and will cause APS to preserve and maintain, its corporate existence and all rights and privileges (other than, in the case of APS, "franchises" as described in Arizona Revised Statutes, Section 40-283 or any successor provision) reasonably necessary in the normal conduct of its business, if the failure to maintain such rights or privileges is reasonably likely to have a material adverse effect on the financial condition or financial prospects of the Company and its Consolidated Subsidiaries, considered as a whole, and will cause APS to use its commercially reasonable efforts to preserve and maintain such franchises reasonably necessary in the normal conduct of its business, except that (a) APS from time to time may make minor extensions of its lines, plants, services or systems prior to the time a related franchise, certificate of convenience and necessity, license or permit is procured, (b) from time to time communities served by APS may become incorporated and considerable time may elapse before such a franchise is procured, (c) certain such franchises may have expired prior to the renegotiation thereof, (d) certain minor defects and exceptions may exist which, individually and in the aggregate, are not material and (e) certain franchises, certificates, licenses and permits may not be specific as to their geographical scope.

          (ii) The Company will continue to conduct, directly or through its Subsidiaries, the same general type of business conducted by the Company and APS on the date hereof.

          5F. COMPLIANCE WITH LAWS. The Company will comply, and cause each of its Significant Subsidiaries to comply, in all material respects with all applicable laws, ordinances, rules, regulations, and requirements of governmental authorities (including, without limitation, environmental laws and ERISA and the rules and regulations thereunder) except where (i) the necessity of compliance therewith is contested in good faith by appropriate proceedings or
(ii) the noncompliance with which is not reasonably likely to have a material adverse effect on the financial condition or financial prospects of the Company and its Consolidated Subsidiaries, considered as a whole.

          5G. COVENANT TO SECURE NOTES EQUALLY. The Company will not create, assume or suffer to exist any Lien on the capital stock of any Significant Subsidiary owned by the Company unless the holders of Notes are also granted a Lien thereon on a pari passu basis securing all of the Company's obligations under the Notes.

          5H. OWNERSHIP OF APS. The Company will at all times continue to own directly at least 80% of the outstanding capital stock of APS.

          5I. ADDITIONAL COVENANTS AND ADDITIONAL DEFAULTS. If, after the date hereof, the Company enters into, assumes or otherwise becomes bound or obligated under any agreement (including amendments of the Bank Agreement) evidencing, securing, guaranteeing or otherwise relating to the Bank Obligations that contains one or more Additional Covenants or Additional Defaults, the terms of this Agreement shall, without any further action on the part of the Company or any of the holders of the Notes, be deemed to be amended automatically to include each Additional Covenant and each Additional Default contained in such agreement. The Company further covenants to promptly execute and deliver at its expense (including the reasonable fees and expenses of counsel for the holders of the Notes) an amendment to this Agreement in form and substance satisfactory to the Required Holder(s) evidencing the amendment of this Agreement to include such Additional Covenants and Additional Defaults, provided that the execution and delivery of such amendment shall not be a precondition to the effectiveness of such amendment as provided for in this paragraph 5I, but shall merely be for the convenience of the parties hereto.

          6. NEGATIVE COVENANTS. During the Issuance Period, from and after the Business Day immediately preceding the Series A Closing, and so long thereafter as any Note or other amount due hereunder is outstanding and unpaid, the Company covenants as follows:

          6A. DEBT. Consolidated Debt will not exceed at any time an amount equal to 65% of Consolidated Capitalization.

          6B. CONSOLIDATIONS; MERGERS AND SALES OF ASSETS. The Company will not, nor will it permit any Significant Subsidiary to, merge or consolidate with or into any other Person, except (i) any Significant Subsidiary may merge or consolidate with the Company if the Company is the corporation surviving such merger, (ii) any Significant Subsidiary may merge or consolidate with any other Subsidiary, provided that the Company's aggregate direct and indirect ownership interest in the survivor thereof shall not be less than the greater of the Company's direct and indirect ownership interest in such Subsidiaries prior to such merger, and (iii) the

Company or any Significant Subsidiary may merge or consolidate with any other Person if (a) such Person was organized under the laws of the United States of America or one of its States and (b) the Company or such Significant Subsidiary is the corporation surviving such merger; provided that, in each case, after giving effect thereto, no Default or Event of Default will be in existence. The Company will not sell, lease, transfer, assign or otherwise dispose of all or substantially all of its assets, or permit any of its Significant Subsidiaries to sell, lease, transfer, assign or otherwise dispose of all or substantially all of its assets, except for sales, leases, transfers, assignments, and other dispositions of all or substantially all of the Company's or any such Significant Subsidiary's assets to the Company or any other Subsidiary of the Company, provided in each case that no Default or Event of Default shall have occurred and be continuing after giving effect thereto and provided further that
(i) in no case will the merger of PWEC into the Company with the Company surviving be governed or prohibited by this paragraph 6B, and (ii) this paragraph 6B will not govern or prohibit pledges or the grant of security interests, mortgages or other Liens on any assets.

          6C. TERRORISM SANCTION REGULATIONS. The Company will not and will not permit any Subsidiary to (i) become a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order, unless such description or designation is then being contested in good faith by appropriate proceedings, or (ii) knowingly engage in any dealings or transactions, except to provide electricity to any APS customer, with any such Person.

          7. EVENTS OF DEFAULT.

          7A. ACCELERATION. If on or after the Series A Closing and so long thereafter as any Note is outstanding and unpaid, any of the following events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

          (i) the Company defaults in the payment of any principal of, or Yield-Maintenance Amount payable with respect to, any Note when the same shall become due, either by the terms thereof or otherwise as herein provided; or

          (ii) the Company defaults in the payment of any interest on any Note for more than three Business Days after the date due; or

          (iii) the Company or APS defaults in any payment of principal of or interest on any other Debt or any Derivative Obligation (in either case which is outstanding in a principal amount exceeding $25,000,000) and such default shall continue beyond any period of grace provided with respect thereto, or the Company or APS fails to perform or observe any other agreement, term or condition contained in any agreement under which any such Debt or Derivative Obligation is created and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument and the effect of such failure is to cause, or to permit the holder or holders of such Debt or Derivative Obligation (or a trustee on behalf of such holder or holders) to accelerate, or permit the acceleration of the maturity of, such Debt or Derivative Obligation; or

          (iv) any representation or warranty made by the Company herein or by the Company or any of its officers in any certificate furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date as of which made; or

          (v) the Company fails to perform or observe any term, covenant or agreement contained in paragraph 5G, 5H or 6; or

          (vi) the Company fails to perform or observe any other term, covenant, agreement or condition contained herein (other than those covered by clauses (i) or (ii) above) and such failure shall not be remedied within 30 days after notice thereof has been given to the Company by the Required Holders; or

          (vii) the Company or any Significant Subsidiary shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing; or

          (viii) an involuntary case or other proceeding shall be commenced against the Company or any Significant Subsidiary seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed or unstayed for a period of 60 days; or an order for relief shall be entered against the Company or any Significant Subsidiary under the federal bankruptcy laws as now or hereafter in effect; or

          (ix) a final judgment in an amount in excess of $25,000,000 (excluding any such judgments to the extent a solvent insurer has acknowledged liability therefor in writing) is rendered against the Company or APS and, within 45 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 45 days after the expiration of any such stay, such judgment is not discharged; or

          (x) any ERISA Affiliate shall fail to pay when due an amount or amounts aggregating in excess of $25,000,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any ERISA Affiliate, any plan administrator or any combination of the foregoing which could cause one or more ERISA Affiliates to incur a liability in excess of $25,000,000; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan which could cause one or more ERISA Affiliates to incur a liability in excess of $25,000,000 or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated which could cause one or more ERISA Affiliates to incur a liability in excess of $25,000,000; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c) (5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more ERISA Affiliates to incur a current payment obligation in excess of $25,000,000; or

          (xi) any Change in Control shall occur;

then (a) if such event is an Event of Default specified in clause (i) or (ii) of this paragraph 7A, any holder of any Note (other than the Company or any of its Subsidiaries or Affiliates) may at its option, by notice in writing to the Company, declare all of the Notes held by such holder to be, and all of the Notes held by such holder shall thereupon be and become, immediately due and payable at par together with interest accrued thereon, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, (b) if such event is an Event of Default specified in clause (vii) or
(viii) of this paragraph 7A with respect to the Company, all of the Notes at the time outstanding shall automatically become immediately due and payable at par together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company, and (c) if such event is any Event of Default other than as specified in preceding clause
(b), the Required Holder(s) of the Notes may at its or their option by notice in writing to the Company, declare all of the Notes to be, and all of the Notes shall thereupon be and become, immediately due and payable together with interest accrued thereon and together with the Yield-Maintenance Amount, if any, with respect to each Note, without presentment, demand, protest or notice of any kind, all of which are hereby waived by the Company.

          The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of the Yield-Maintenance Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

          7B. RESCISSION OF ACCELERATION. At any time after any or all of the Notes shall have been declared immediately due and payable pursuant to paragraph 7A, the Required Holder(s) may, by notice in writing to the Company, rescind and annul such declaration and its consequences if (i) the Company shall have paid all overdue interest on the Notes, the principal of and Yield-Maintenance Amount, if any, payable with respect to any Notes which have become due otherwise than by reason of such declaration, and interest on such overdue interest and overdue principal and Yield Maintenance Amount at the rate specified in the Notes, (ii) the Company shall not have paid any amounts which have become due solely by reason of such declaration, (iii) all Events of Default and Defaults, other than non-payment of amounts which have become due solely by reason of such declaration, shall have been cured or waived pursuant to paragraph 11C, and (iv) no judgment or decree shall have been entered for the payment of any amounts due pursuant to the Notes or this Agreement. No such rescission or annulment shall extend to or affect any subsequent Event of Default or Default or impair any right arising therefrom.

          7C. NOTICE OF ACCELERATION OR RESCISSION. Whenever any Note shall be declared immediately due and payable pursuant to paragraph 7A or any such declaration shall be rescinded and annulled pursuant to paragraph 7B, the Company shall forthwith give written notice thereof to the holder of each Note at the time outstanding.

          7D. OTHER REMEDIES. If any Event of Default or Default shall occur and be continuing, the holder of any Note may proceed to protect and enforce its rights under this Agreement and such Note by exercising such remedies as are available to such holder in respect thereof under applicable law, either by suit in equity or by action at law, or both, whether for specific performance of any covenant or other agreement contained in this Agreement or in aid of the exercise of any power granted in this Agreement. No remedy conferred in this Agreement upon the holder of any Note is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

          8. REPRESENTATIONS, COVENANTS AND WARRANTIES. Except as disclosed in the Officer's Certificate referred to in paragraph 3C, as of each Closing Day hereunder, the Company represents, covenants and warrants as follows (all references to "SUBSIDIARY" and "SUBSIDIARIES" in this paragraph 8 shall be deemed omitted if the Company has no Subsidiaries at the time the representations herein are made or repeated):

          8A. ORGANIZATION. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Arizona and APS is a corporation duly organized and existing in good standing under the laws of the State of Arizona. Each of the Company and APS has the corporate power to own its respective property and to carry on its respective business as now being conducted. The execution, delivery and performance by the Company of this Agreement and the Notes are within the Company's corporate powers and have been duly authorized by all necessary corporate action.

          8B. FINANCIAL STATEMENTS. The Company has furnished Prudential and each Purchaser with the following financial statements, identified by a principal financial officer of the Company or posted on the Company's website on the Internet at www.pinnaclewest.com or on sec.gov/edaux/searches.htm: (i) a balance sheet of the Company and its Consolidated Subsidiaries as at December 31, 2004 and the related statements of income and cash flows of the Company and its Consolidated Subsidiaries for the fiscal year then ended, all reported on by Deloitte & Touche LLP; and (ii) a balance sheet of the Company and its Consolidated Subsidiaries as at September 30, 2005 and the related statements of income and cash flows of the Company and its Consolidated Subsidiaries for the nine months then ended. Such financial statements (including any related schedules and/or notes) or the financial statements most recently provided pursuant to Section 5A(i) and (ii) of this Agreement as of the date this representation is made or repeated, fairly present in all material respects the financial position and results of operations of the Company and its Consolidated Subsidiaries as at the end of, and for, the applicable fiscal year or fiscal quarter, as the case may be, in accordance with GAAP, except as disclosed therein and subject, as to interim statements, to changes resulting from audits and year-end adjustments. Except as disclosed in the SEC Reports or by means of a letter delivered to Prudential and each Purchaser prior to any Closing Day, there has been no material adverse change in the financial condition or financial prospects of the Company and its Consolidated Subsidiaries taken as a whole since the end of the most recent fiscal quarter for which financial statements have been furnished at the time of an Acceptance relating to the Notes to be purchased.

          8C. ACTIONS PENDING. Except as disclosed in the SEC Reports or by means of a letter delivered to the Purchasers prior to any Closing Day, there is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, by or before any court, arbitrator or administrative or governmental body in which there is a reasonable possibility of an adverse decision which is reasonably likely to have a material adverse effect on the financial condition or financial prospects of the Company and its Consolidated Subsidiaries taken as a whole. There is no action, suit or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which purports to affect the validity or enforceability of this Agreement or any Note.

          8D. OUTSTANDING INDEBTEDNESS. Neither the Company nor any of its Subsidiaries has outstanding any Indebtedness except as permitted by paragraph 6A. There exists no default under the provisions of any instrument evidencing such Debt which is outstanding in a principal amount exceeding $25,000,000 or of any agreement relating thereto.

          8E. TITLE TO PROPERTIES. The Company and APS have good and marketable title in fee simple to their respective properties and assets, including the properties and assets reflected in the most recent audited balance sheet referred to in paragraph 8B, except any such assets held pursuant to any arrangement accounted for as a capital lease or by any entity consolidated into such balance sheet as a variable interest entity, subject to (i) assets disposed of in the ordinary course of business since December 31, 2004; (ii) any defects in or encumbrances on title of the respective lessors or grantors of easements or rights-of-way pursuant to which APS has installed transmission and distribution lines; and (iii) other liens, encumbrances, or defects, none of which, individually or in the aggregate, materially interfere with the business or operations of the Company and its Subsidiaries taken as a whole. The representation in the foregoing sentence is subject to the following qualifications: (a) APS is the owner of the rights conferred upon it by the leases from the Navajo Tribe relating to the sites on which the Navajo Plant and the Four Corners Plant are situated and no representation is made with respect to the enforceability of such leases against the Navajo Tribe; and (b) certain defects in the leases of the Company and APS may exist which, together with the qualification referred to in clause (a), individually and in the aggregate, are not materially adverse to the financial condition or financial prospects of the Company and its Consolidated Subsidiaries taken as a whole. There are no outstanding shares or other securities convertible into or exchangeable for any shares of common stock of APS which are not held by the Company, nor any outstanding agreements, rights or options to acquire, subscribe for or purchase from APS any shares of its common stock or securities convertible into or exchangeable for shares of its common stock (other than agreements with or rights or options held by the Company). All leases necessary for the conduct of the respective businesses of the Company and APS are valid and subsisting and are in full force and effect, except to the extent qualified in this paragraph 8E and except to the extent that the failure of any such lease to be valid and subsisting and in full force and effect would not have a material adverse impact on the financial condition or financial prospects of the Company and its Consolidated Subsidiaries, taken as a whole.

          8F. TAXES. The Company and APS have filed all United States Federal income tax returns and all other tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or APS, except to the extent that (i) such taxes are being contested in good faith and by appropriate proceedings and that appropriate reserves for the payment thereof have been maintained by the Company and APS in accordance with GAAP or (ii) the failure to make such filings or such payments is not reasonably likely to have a material adverse effect on the financial condition or financial prospects of the Company and its Consolidated Subsidiaries taken as a whole. The charges, accruals and reserves on the books of the Company and APS in respect of taxes or other governmental charges are, in the opinion of the Company, adequate.

          8G. CONFLICTING AGREEMENTS AND OTHER MATTERS. Neither the execution nor delivery of this Agreement or the Notes, nor the offering, issuance and sale of the Notes, nor fulfillment of nor compliance with the terms and provisions hereof and of the Notes will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or (except as provided for or permitted herein) result in the creation of any Lien upon any of the properties or assets of the Company or any of its Significant Subsidiaries pursuant to, the charter or by-laws of the Company or any of its Significant Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Significant Subsidiaries is subject. Neither the Company nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Company of the type to be evidenced by the Notes except as set forth in the agreements listed in Schedule 8G attached hereto.

          8H. OFFERING OF NOTES. Neither the Company nor any agent acting on its behalf has, directly or indirectly, offered the Notes for sale to, or solicited any offers to buy the Notes from, or otherwise approached or negotiated with respect thereto with, any Person other than institutional investors, and neither the Company nor any agent acting on its behalf has taken or will take any action which would subject the issuance or sale of the Notes to the provisions of
Section 5 of the Securities Act or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

          8I. USE OF PROCEEDS. The proceeds of the Series A Notes will be used for general corporate purposes (which purposes will be for some lawful object within the corporate purposes of the Company, compatible with the public interest, and reasonably necessary or appropriate for such purposes), including the repayment at maturity of the $300,000,000 aggregate principal amount of 6.40% Notes due April 1, 2006. None of the proceeds of the sale of any Notes will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any "MARGIN STOCK" as defined in Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System ("margin stock") or for the purpose of maintaining, reducing or retiring any Indebtedness which was originally incurred to purchase or carry any stock that is then currently a margin stock or for any other purpose which might constitute the purchase of such Notes a "purpose credit" within the meaning of such Regulation U or Regulation T of the Board of Governors of the Federal Reserve System, unless the Company shall have delivered to the Purchaser which is purchasing such Notes, on the Closing Day for such Notes, an opinion of counsel satisfactory to such Purchaser stating that the purchase of such Notes does not constitute a violation of such Regulation U or Regulation T. Neither the Company nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or the Notes to violate Regulation T, Regulation U or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

          8J. ERISA. No accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan (other than a Multiemployer Plan). No liability to the PBGC has been or is expected by the Company or any ERISA Affiliate to be incurred with respect to any Plan (other than a Multiemployer Plan) by the Company, any Subsidiary or any ERISA Affiliate which is or would be materially adverse to the financial condition or financial prospects of the Company and its Consolidated Subsidiaries taken as a whole. Neither the Company, any Subsidiary nor any ERISA Affiliate has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which is or would be materially adverse to the financial condition or financial prospects of the Company and its Consolidated Subsidiaries taken as a whole. The execution and delivery of this Agreement and the issuance and sale of the Notes will be exempt from or will not involve any transaction which is subject to the prohibitions of section 406 of ERISA and will not involve any transaction in connection with which a penalty could be imposed under section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code. The representation by the Company in the next preceding sentence is made in reliance upon and subject to the accuracy of the representation of each Purchaser in paragraph 9B as to the source of funds to be used by it to purchase any Notes.

          8K. GOVERNMENTAL CONSENT. Neither the nature of the Company or of any Subsidiary, nor any of their respective businesses or properties, nor any relationship between the Company or any Subsidiary and any other Person, nor any circumstance in connection with the offering, issuance, sale or delivery of the Notes is such as to require any authorization, consent, approval, exemption or any action by or notice to or filing with any court or administrative or governmental or regulatory body (other than routine filings after the Closing Day for any Notes with the Securities and Exchange Commission and/or state Blue Sky authorities) in connection with the execution and delivery of this Agreement, the offering, issuance, sale or delivery of the Notes or fulfillment of or compliance with the terms and provisions hereof or of the Notes.

          8L. COMPLIANCE WITH ENVIRONMENTAL AND OTHER LAWS. Except as described in the SEC Reports or by means of a letter delivered to the Purchasers prior to any Closing Day, the Company and its Significant Subsidiaries and all of their respective properties and facilities comply in all respects with all federal, state, local and regional statutes, laws, ordinances and judicial or administrative orders, judgments, rulings and regulations, including those relating to protection of the environment except, in any such case, where (i) the necessity of compliance is being contested in good faith by appropriate proceedings or (ii) failure to comply is not reasonably likely to result in a material adverse effect on the financial condition or financial prospects of the Company and its Consolidated Subsidiaries taken as a whole.

          8M. FOREIGN ASSETS CONTROL REGULATIONS, ETC. (i) Neither the sale of the Notes by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

          (i) Neither the Company nor any Subsidiary (a) is a Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti Terrorism Order or (b) knowingly engages in any dealings or transactions with any such Person, except to provide electricity to any APS customer. The Company and its Subsidiaries are in compliance, in all material respects, with the USA Patriot Act.

          (ii) No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended, assuming in all cases that such Act applies to the Company.

          8N. PERMITS AND OTHER OPERATING RIGHTS. Except as described in the SEC Reports or by means of a letter delivered to the Purchasers prior to any Closing Day, each of the Company and APS has all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted, if the failure to hold any such governmental licenses, authorizations, consents and approvals is reasonably likely to have a material adverse effect on the financial condition or financial prospects of the Company and its Consolidated Subsidiaries, taken as a whole.

          8O. UTILITY COMPANY STATUS. The Company is a "holding company" as such term is defined in the Public Utility Holding Company Act of 2005 ("PUHCA 2005"). Pursuant to PUHCA 2005, the Company is subject to the limited jurisdiction of the Federal Energy Regulatory Commission ("FERC"), and any State commission with jurisdiction to regulate a public utility company in the Company's holding company system, with respect to access to books and records of the Company and its subsidiaries and affiliates. The Company is a "public utility", as such term is defined in the Federal Power Act, as amended ("FPA") and subject to FERC regulation under the FPA. The Company has obtained blanket authority from FERC under Section 204 of the FPA to issue securities and assume liabilities, and such authorization remains in full force and effect.

          8P. INVESTMENT COMPANY STATUS. The Company is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          8Q. DISCLOSURE. Neither this Agreement nor any other document, certificate or statement furnished to any Purchaser by or on behalf of the Company in connection herewith (including without limitation the Company's SEC Reports) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Company or any of its Subsidiaries which materially adversely affects or in the future may (so far as the Company can now foresee) materially adversely affect the financial condition or financial prospects of the Company and its Consolidated Subsidiaries taken as a whole and which has not been set forth in this Agreement or in the other documents, certificates and statements furnished to each Purchaser by or on behalf of the Company prior to the date hereof or any Closing Day (including without limitation the Company's SEC Reports) in connection with the transactions contemplated hereby.

          8R. RULE 144A. The Notes are not of the same class as securities of the Company, if any, listed on a national securities exchange, registered under
Section 6 of the Exchange Act or quoted in a U.S. automated inter-dealer quotation system.

          8S. HOSTILE TENDER OFFERS. None of the proceeds of the sale of any Notes will be used to finance a Hostile Tender Offer.

          9. REPRESENTATIONS OF THE PURCHASERS.

          Each Purchaser represents as follows:

          9A. NATURE OF PURCHASE. Such Purchaser is not acquiring the Notes purchased by it hereunder with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of such Purchaser's property shall at all times be and remain within its control.

          9B. SOURCE OF FUNDS. At least one of the following statements is an accurate representation as to each source of funds (the "SOURCE") to be used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

          (i) the Source is an "insurance company general account" (as the term is defined in the United States Department of Labor's Prohibited Transaction Exemption ("PTE") 95-60) in respect of which the reserves and liabilities (as defined by the annual statement for life insurance companies approved by the National Association of Insurance Commissioners (the "NAIC ANNUAL STATEMENT")) for the general account contract(s) held by or on behalf of any employee benefit plan together with the amount of the reserves and liabilities for the general account contract(s) held by or on behalf of any other employee benefit plans maintained by the same employer (or affiliate thereof as defined in PTE 95-60) or by the same employee organization in the general account do not exceed 10% of the total reserves and liabilities of the general account (exclusive of separate account liabilities) plus surplus as set forth in the NAIC Annual Statement filed with such Purchaser's state of domicile; or

          (ii) the Source is a separate account that is maintained solely in connection with such Purchaser's fixed contractual obligations under which the amounts payable, or credited, to any employee benefit plan (or its related trust) that has any interest in such separate account (or to any participant or beneficiary of such plan (including any annuitant)) are not affected in any manner by the investment performance of the separate account; or

          (iii) the Source is either (a) an insurance company pooled separate account, within the meaning of PTE 90-1 or (b) a bank collective investment fund, within the meaning of the PTE 91-38 and, except as disclosed by such Purchaser to the Company in writing pursuant to this clause (iii), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

          (iv) the Source constitutes assets of an "investment fund" (within the meaning of Part V of PTE 84-14 (the "QPAM EXEMPTION")) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (a) the identity of such QPAM and (b) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this clause (iv); or

          (v) the Source constitutes assets of a "plan(s)" (within the meaning of Section IV of PTE 96-23 (the "INHAM EXEMPTION")) managed by an "in-house asset manager" or "INHAM" (within the meaning of Part IV of the INHAM exemption), the conditions of Part I(a), (g) and (h) of the INHAM Exemption are satisfied, neither the INHAM nor a person controlling or controlled by the INHAM (applying the definition of "control" in Section IV(h) of the INHAM Exemption) owns a 5% or more interest in the Company and (a) the identity of such INHAM and (b) the name(s) of the employee benefit plan(s) whose assets constitute the Source have been disclosed to the Company in writing pursuant to this clause (v); or

          (vi) the Source is a governmental plan; or

          (vii) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this clause (vii) prior to the Acceptance Day for such Notes; or

          (viii) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

As used in this paragraph 9B, the terms "employee benefit plan," "governmental plan," and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

          9C. ACCREDITED INVESTOR. Each Purchaser is an "accredited investor" (as such term is defined under Regulation D promulgated under the Securities Act, or any successor law, rule or regulation).

          10. DEFINITIONS; ACCOUNTING MATTERS. For the purpose of this Agreement, the terms defined in paragraphs 10A and 10B (or within the text of any other paragraph) shall have the respective meanings specified therein and all accounting matters shall be subject to determination as provided in paragraph 10C.

          10A. YIELD-MAINTENANCE TERMS.

          "CALLED PRINCIPAL" shall mean, with respect to any Note, the principal of such Note that is to be prepaid pursuant to paragraph 4B or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

          "DESIGNATED SPREAD" shall mean 0.50% in the case of each Series A Note and 0% in the case of each Note of any other Series unless the Confirmation of Acceptance with respect to the Notes of such Series specifies a different Designated Spread in which case it shall mean, with respect to each Note of such Series, the Designated Spread so specified.

          "DISCOUNTED VALUE" shall mean, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (as converted to reflect the periodic basis on which interest on such Note is payable, if payable other than on a semi-annual basis) equal to the Reinvestment Yield with respect to such Called Principal.

          "REINVESTMENT YIELD" shall mean, with respect to the Called Principal of any Note, the Designated Spread over the yield to maturity implied by (i) the yields reported as of 10:00 a.m. (New York City local time) on the Business Day next preceding the Settlement Date with respect to such Called Principal for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date on the Treasury Yield Monitor page of Standard & Poor's MMS - Treasury Market Insight (or, if Standard & Poor's shall cease to report such yields in MMS - Treasury Market Insight or shall cease to be Prudential Capital Group's customary source of information for calculating yield-maintenance amounts on privately placed notes, then such source as is then Prudential Capital Group's customary source of such information), or if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, (ii) the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of the Business Day next preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the

Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield shall be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between yields reported for various maturities. The Reinvestment Yield shall be rounded to that number of decimal places as appears in the coupon of the applicable Note.

          "REMAINING AVERAGE LIFE" shall mean, with respect to the Called Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

          "REMAINING SCHEDULED PAYMENTS" shall mean, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date.

          "SETTLEMENT DATE" shall mean, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to paragraph 4B or is declared to be immediately due and payable pursuant to paragraph 7A, as the context requires.

          "YIELD-MAINTENANCE AMOUNT" shall mean, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) the Settlement Date with respect to such Called Principal. The Yield-Maintenance Amount shall in no event be less than zero.

          10B. OTHER TERMS.

          "ACCEPTANCE" shall have the meaning specified in paragraph 2F.

          "ACCEPTANCE DAY" shall have the meaning specified in paragraph 2F.

          "ACCEPTANCE WINDOW" shall have the meaning specified in paragraph 2F.

          "ACCEPTED NOTE" shall have the meaning specified in paragraph 2F.

          "ADDITIONAL COVENANT" shall mean any affirmative or negative covenant or similar restriction applicable to the Company or any Subsidiary (regardless of whether such provision is labeled or otherwise characterized as a covenant) the subject matter of which either (i) is similar to that of any covenant in paragraph 5 or 6 of this Agreement, or related definitions in paragraph 10 of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive than those set forth herein or more beneficial to the holder or holders of the Bank Obligations created or evidenced by the document in which such covenant or similar restriction is contained (and such covenant or similar restriction shall be deemed an Additional Covenant only to the extent that is more restrictive or more beneficial) or (ii) is different from the subject matter of any covenants in paragraph 5 or 6 of this Agreement, or related definitions in paragraph 10 of this Agreement.

          "ADDITIONAL DEFAULT" shall mean any provision contained in any document or instrument creating or evidencing Bank Obligations which permits the holder or holders of any of the Bank Obligations to accelerate (with the passage of time or giving of notice or both) the maturity thereof or otherwise requires the Company or any Subsidiary to purchase such Bank Obligations prior to the stated maturity thereof and which either (i) is similar to any Default or Event of Default contained in paragraph 7 of this Agreement, or related definitions in paragraph 10 of this Agreement, but contains one or more percentages, amounts or formulas that is more restrictive or has a shorter grace period than those set forth herein or is more beneficial to the holders of such other Bank Obligations (and such provision shall be deemed an Additional Default only to the extent that it is more restrictive, has a shorter grace period or is more beneficial) or (ii) is different from the subject matter of any Default or Event of Default contained in paragraph 7 of this Agreement, or related definitions in paragraph 10 of this Agreement.

          "AFFILIATE" shall mean any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company, except a Subsidiary. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise.

          "ANTI-TERRORISM ORDER" shall mean Executive Order No. 13224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, 66 U.S. Fed. Reg. 49,079
(2001), as amended.

          "APS" shall mean Arizona Public Service Company, an Arizona corporation.

          "AUTHORIZED OFFICER" shall mean (i) in the case of the Company, its chief executive officer, its chief financial officer, its chief operating officer, president, any vice president, treasurer or controller of the Company designated as an "Authorized Officer" of the Company for the purpose of this Agreement in a certificate provided for in paragraph 3A(iii) or in an Officer's Certificate executed by any one of such officers and delivered to Prudential from time to time, and (ii) in the case of Prudential, any officer of Prudential designated as its "Authorized Officer" in the Purchaser Schedule or any officer of Prudential designated as its "Authorized Officer" for the purpose of this Agreement in a certificate executed by one of its Authorized Officers. Any action taken under this Agreement on behalf of the Company by any individual who on or after the date of this Agreement shall have been an Authorized Officer of the Company and whom Prudential in good faith believes to be an Authorized Officer of the Company at the time of such action shall be binding on the Company even though such individual shall have ceased to be an Authorized Officer of the Company, and any action taken under this Agreement on behalf of Prudential by any individual who on or after the date of this Agreement shall have been an Authorized Officer of Prudential and whom the Company in good faith believes to be an Authorized Officer of Prudential at the time of such action shall be binding on Prudential even though such individual shall have ceased to be an Authorized Officer of Prudential.

          "AVAILABLE FACILITY AMOUNT" shall have the meaning specified in paragraph 2A.

          "BANK AGREEMENT" shall mean that certain Amended and Restated Credit Agreement dated as of December 9, 2005 among the Company, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and the other agents party thereto, as amended, restated, supplemented, modified, replaced or refinanced from time to time.

          "BANK OBLIGATIONS" means the "Obligations," as such term is defined in the Bank Agreement on the date hereof.

          "BENEFIT ARRANGEMENT" shall mean at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any ERISA Affiliate.

          "BUSINESS DAY" shall mean any day other than (i) a Saturday or a Sunday, (ii) a day on which commercial banks in New York City or Phoenix, Arizona are required or authorized to be closed and (iii) for purposes of paragraph 2C hereof only, a day on which Prudential is not open for business.

          "CANCELLATION DATE" shall have the meaning specified in paragraph
2I(3).

          "CANCELLATION FEE" shall have the meaning specified in paragraph
2I(3).

          "CAPITAL LEASE OBLIGATION" shall mean any rental obligation which, under GAAP, is required to be capitalized on the books of the Company or any Subsidiary, taken at the amount thereof accounted for as indebtedness (net of interest expenses) in accordance with such principles.

          "CHANGE IN CONTROL" shall mean (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the SEC under the Exchange Act) of thirty percent (30%) or more of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Company; or (ii) the majority of the board of directors of the Company fails to consist of Continuing Directors (other than due to death or disability).

          "CLOSING DAY" shall mean, with respect to the Series A Notes, the Series A Closing and, with respect to any Accepted Note, the Business Day specified for the closing of the purchase and sale of such Accepted Note in the Request for Purchase of such Accepted Note, provided that (i) if the Company and the Purchasers which are obligated to purchase such Note agree in writing on an earlier Business Day for such closing, the "CLOSING DAY" for such Accepted Note shall be such earlier Business Day, and (ii) if the closing of the purchase and sale of such Accepted Note is rescheduled pursuant to paragraph 2H, the Closing Day for such Accepted Note, for all purposes of this Agreement except references to "original Closing Day" in paragraph 2I(2), shall mean the Rescheduled Closing Day with respect to such Accepted Note.

          "CODE" shall mean the Internal Revenue Code of 1986, as amended.

          "CONFIRMATION OF ACCEPTANCE" shall have the meaning specified in paragraph 2F.

          "CONSOLIDATED CAPITALIZATION" means the sum of (i) Consolidated Debt and (ii) Consolidated Net Worth.

          "CONSOLIDATED DEBT" means at any date the Debt of the Company and its Consolidated Subsidiaries determined on a consolidated basis as of such date.

          "CONSOLIDATED NET WORTH" means the sum of (i) the par value (or value stated on the books of the Company) of all classes of capital stock of the Company and its Subsidiaries, excluding the Company's capital stock owned by the Company and/or its Subsidiaries, plus (or minus in the case of a surplus deficit) (ii) the amount of the consolidated surplus, whether capital or earned, of the Company, determined in accordance with GAAP as of the end of the most recent calendar month (excluding (x) cumulative charges of up to $300 million to consolidated surplus resulting from, or in anticipation of, discontinuation of FASB 71, accounting for all or part of the business and (y) the effect on the Company's accumulated other comprehensive income/loss of the ongoing application of FASB 133).

          "CONSOLIDATED SUBSIDIARY" shall mean at any date any Subsidiary or other entity the accounts of which would be consolidated with those of the Company in its consolidated financial statements if such statements were prepared as of such date.

          "CONTINUING DIRECTOR" shall mean, with respect to any Person as of any date of determination, any member of the board of directors of such Person who
(i) was a member of such board of directors on the date of this Agreement, or
(ii) was nominated for election or elected to such board of directors with the approval of a majority of the Continuing Directors who were members of such board at the time of such nomination or election.

          "DEBT" shall mean as to any Person at any date (without duplication):
(a) indebtedness created, issued, incurred or assumed by such Person for borrowed money or evidenced by bonds, debentures, notes or similar instruments;
(b) all obligations of such Person to pay the deferred purchase price of property or services, excluding, however, trade accounts payable (other than for borrowed money) arising in, and accrued expenses incurred in, the ordinary course of business of such Person so long as such trade accounts payable are paid within 180 days of the date incurred; (c) all Debt secured by a Lien on any asset of such Person, to the extent such Debt has been assumed by, or is a recourse obligation of, such Person; (d) all Guarantees by such Person; (e) all Capital Lease Obligations of such Person; and (f) the amount of all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments in support of Debt.

          "DEFAULT RATE" shall mean, for any Note at any time upon the occurrence of an Event of Default and until such Event of Default has been cured or waived in writing, a rate of interest per annum from time to time equal to the lesser of (i) the maximum rate permitted by applicable law and (ii) the greater of (a) 2% over the coupon rate for such Note in effect immediately prior to such Event of Default and (b) 2.0% over the rate of interest publicly announced by The Bank of New York from time to time in New York City as its Prime Rate.

          "DELAYED DELIVERY FEE" shall have the meaning specified in paragraph 2I(2).

          "DERIVATIVE OBLIGATIONS" of any Person shall mean all obligations of such Person in respect of any rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions. For the purposes of paragraph 7A(iii) hereof, the amount of any Derivative Obligation shall be the amount of the net termination liability of the Company or APS thereunder.

          "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

          "ERISA AFFILIATE" shall mean any corporation which is a member of the same controlled group of corporations as the Company within the meaning of section 414(b) of the Code, or any trade or business which is under common control with the Company within the meaning of section 414(c) of the Code.

          "EVENT OF DEFAULT" shall mean any of the events specified in paragraph 7A, provided that there has been satisfied any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, and "DEFAULT" shall mean an event which but for the lapse of time or the giving of notice, or both, would constitute an Event of Default.

          "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          "FACILITY" shall have the meaning specified in paragraph 2A.

          "GAAP" shall have the meaning set forth in paragraph 10C.

          "GUARANTEE" shall mean, as to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Debt of any other Person or in any manner providing for the payment of any Debt of any other Person or otherwise protecting the holder of such Debt against loss (whether by virtue of partnership arrangements, agreements to keep well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise), provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

          "HEDGE TREASURY NOTE(S)" shall mean, with respect to any Accepted Note, the United States Treasury Note or Notes whose duration (as determined by Prudential) most closely matches the duration of such Accepted Note.

          "HOSTILE TENDER OFFER" shall mean, with respect to the use of proceeds of any Note, any offer to purchase, or any purchase of, shares of capital stock of any corporation or equity interests in any other entity, or securities convertible into or representing the beneficial ownership of, or rights to acquire, any such shares or equity interests, if such shares, equity interests, securities or rights are of a class which is publicly traded on any securities exchange or in any over-the-counter market, other than purchases of such shares, equity interests, securities or rights representing less than 5% of the equity interests or beneficial ownership of such corporation or other entity for portfolio investment purposes, and such offer or purchase has not been duly approved by the board of directors of such corporation or the equivalent governing body of such other entity prior to the date on which the Company makes the Request for Purchase of such Note.

          "INCLUDING" shall mean, unless the context clearly requires otherwise, "including without limitation".

          "INDEBTEDNESS" shall mean as to any Person at any date (without duplication) indebtedness created, issued, incurred or assumed by such Person for borrowed money or evidenced by bonds, debentures, notes or similar instruments.

          "INHAM EXEMPTION" shall have the meaning set forth in paragraph 9B.

          "INSTITUTIONAL INVESTOR" shall mean (i) any original purchaser of a Note, (ii) any holder of a Note holding more than 10% of the aggregate principal amount of the Notes then outstanding, and (iii) any bank, trust company, savings and loan association or other financial institution, any pension plan, any registered investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

          "ISSUANCE FEE" shall have the meaning specified in paragraph 2I(1).

          "ISSUANCE PERIOD" shall have the meaning specified in paragraph 2B.

          "LIEN" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest in respect of such asset. For purposes of this Agreement, the Company or any Subsidiary shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset.

          "MATERIAL PLAN" shall mean at any time a Plan or Plans having aggregate Unfunded Liabilities in excess of $25,000,000.

          "MULTIEMPLOYER PLAN" shall mean any Plan which is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

          "NAIC ANNUAL STATEMENT" shall have the meaning set forth in paragraph 9B.

          "NOTES" shall have the meaning specified in paragraph 1.

          "OFFICER'S CERTIFICATE" shall mean a certificate signed in the name of the Company by an Authorized Officer of the Company.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

          "PERSON" shall mean and include an individual, a partnership, a joint venture, a limited liability company, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "PLAN" shall mean any employee pension benefit plan (as such term is defined in section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any ERISA Affiliate.

          "PRUDENTIAL" shall mean Prudential Investment Management, Inc.

          "PRUDENTIAL AFFILIATE" shall mean (i) any corporation or other entity controlling, controlled by, or under common control with, Prudential either directly or through subsidiaries and (ii) any managed account or investment fund which is managed by Prudential or a Prudential Affiliate described in clause (i) of this definition. For purposes of this definition, the terms "control", "controlling" and "controlled" shall mean the ownership, directly or through subsidiaries, of a majority of a corporation's or other entity's Voting Stock or equivalent voting securities or interests.

          "PURCHASERS" shall mean The Prudential Insurance Company of America, Pruco Life Insurance Company, American Skandia Life Assurance Corporation, Prudential Retirement Insurance and Annuity Company, RGA Reinsurance Company, Union Security Insurance Company and American Security Insurance Company with respect to the Series A Notes and, with respect to any other Accepted Notes, Prudential and/or the Prudential Affiliate(s), which are purchasing such Accepted Notes.

          "PWEC" shall mean Pinnacle West Energy Corporation, an Arizona corporation, and its successors.

          "QPAM EXEMPTION" shall have the meaning set forth in paragraph 9B.

          "REQUEST FOR PURCHASE" shall have the meaning specified in paragraph
2D.

          "REQUIRED HOLDER(S)" shall mean the holder or holders of at least 66-2/3% of the aggregate principal amount of the Notes outstanding at such time.

          "RESCHEDULED CLOSING DAY" shall have the meaning specified in paragraph 2H(3).

          "RESPONSIBLE OFFICER" shall mean the chief executive officer, chief operating officer, chief financial officer, chief accounting officer, controller or treasurer of the Company or any other officer of the Company involved principally in its financial administration or its controllership function.

          "SEC" shall mean the Securities and Exchange Commission (or any governmental body or agency succeeding to the function of the Securities and Exchange Commission.)

          "SEC REPORTS" shall mean (i) the Company's Annual Report on Form 10-K for the year ended December 31, 2004; the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005, June 30, 2005 and September 30, 2005; the Company's Current Reports on Form 8-K filed January 28, March 1, March 29, April 13, April 26, May 2, May 19, May 25, June 17, June 22, July 25, July 27, August 16, August 18, August 30, September 22, October 13, October 18, October 26, October 27, November 4, December 6, December 15, and December 22, 2005 and January 5, January 9, January 10, January 26, February 1, February 3, and February 24, 2006, and (ii) as to any Accepted Notes (other than the Series A Notes), any future filings made by the Company with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act prior to the Acceptance Day with respect to such Accepted Notes.

          "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

          "SERIES" shall have the meaning specified in paragraph 1.

          "SERIES A CLOSING" shall have the meaning specified in paragraph
2H(1).

          "SERIES A NOTES" shall have the meaning specified in paragraph 2H(1).

          "SIGNIFICANT HOLDER" shall mean (i) Prudential, so long as Prudential or any Prudential Affiliate shall hold (or be committed under this Agreement to purchase) any Note, or (ii) any other holder of at least 5% of the aggregate principal amount of the Notes from time to time outstanding.

          "SIGNIFICANT SUBSIDIARY" shall mean means APS and each other Subsidiary of the Company (other than SunCor Development Company and any of its Subsidiaries) whose consolidated assets exceed 10% of the consolidated assets of the Company and its Consolidated Subsidiaries.

          "SUBSIDIARY" shall mean, as to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person; unless otherwise specified, "Subsidiary" means a Subsidiary of the Company.

          "TRANSFEREE" shall mean any direct or indirect transferee of all or any part of any Note purchased by any Purchaser under this Agreement.

          "UNFUNDED LIABILITIES" shall mean, with respect to any Plan at any time, the amount (if any) by which (i) the value of all benefit liabilities under such Plan, determined on a plan termination basis using the assumptions prescribed by the PBGC for purposes of Section 4044 of ERISA, exceeds (ii) the fair market value of all Plan assets allocable to such liabilities under Title IV of ERISA (excluding any accrued but unpaid contributions), all determined as of the then most recent valuation date for such Plan, but only to the extent that such excess represents a potential liability of an ERISA Affiliate to the PBGC or any other Person under Title IV of ERISA.

          "USA PATRIOT ACT" shall mean United States Public Law 107-56, Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT Act) Act of 2001, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

          "VOTING STOCK" shall mean, with respect to any corporation, any shares of stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          10C. ACCOUNTING PRINCIPLES, TERMS AND DETERMINATIONS. All references in this Agreement to "GAAP" shall be deemed to refer to generally accepted accounting principles in effect in the United States at the time of application thereof. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all unaudited financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared, in accordance with GAAP applied on a basis consistent (except for changes concurred in by the Company's independent public accountants) with the most recent audited financial statements delivered pursuant to clause (ii) of paragraph 5A or, if no such statements have been so delivered, the most recent audited financial statements referred to in clause (i) of paragraph 8B.

          11. MISCELLANEOUS.

          11A. NOTE PAYMENTS. The Company agrees that, so long as any Purchaser shall hold any Note, it will make payments of principal of, interest on, and any Yield-Maintenance Amount payable with respect to, such Note, which comply with the terms of this Agreement, by wire transfer of immediately available funds for credit (not later than 11:00 a.m., New York City local time, on the date due) to the account or accounts of such Purchaser, if any, as are specified in the Purchaser Schedule attached hereto or to the applicable Confirmation of Acceptance, or, in the case of any Purchaser not named in such Purchaser Schedule or any Purchaser wishing to change the account specified for it in the Purchaser Schedule, such account or accounts in the United States as such Purchaser may from time to time designate in writing, notwithstanding any contrary provision herein or in any Note with respect to the place of payment. Each Purchaser agrees that, before disposing of any Note, it will make a notation thereon (or on a schedule attached thereto) of all principal payments previously made thereon and of the date to which interest thereon has been paid. The Company agrees to afford the benefits of this paragraph 11A to any Transferee which shall have made the same agreement as the Purchasers have made in this paragraph 11A. No holder shall be required to present or surrender any Note or make any notation thereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, the applicable holder shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office.

          11B. EXPENSES. The Company agrees, whether or not the transactions contemplated hereby shall be consummated, to pay, and save Prudential, each Purchaser and any Transferee harmless against liability for the payment of, all reasonable out-of-pocket expenses arising in connection with such transactions, consisting of the following:

          (i) (A) all stamp and documentary taxes and similar charges and (B) costs of obtaining a private placement number from S&P for the Notes, in each case as a result of the execution and delivery of this Agreement or the issuance of the Notes;

          (ii) reasonable document production and duplication charges and the fees and reasonable expenses of any special counsel engaged by Prudential or such Purchaser or such Transferee in connection with (A) the execution and delivery of this Agreement and the transactions contemplated hereby and each issuance of Notes hereunder and (B) any subsequent proposed waiver, amendment or modification of, or proposed consent under, this Agreement, whether or not such proposed action shall be effected or granted;

          (iii) the costs and expenses, including attorneys' and financial advisory fees, incurred by Prudential or such Purchaser or such Transferee in enforcing (or determining whether or how to enforce) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the transactions contemplated hereby or by reason of Prudential or such Purchaser's or such Transferee's having acquired any Note, including without limitation costs and expenses incurred in any workout, restructuring or renegotiation proceeding or bankruptcy case; and

          (iv) any judgment, liability, claim, order, decree, cost, fee, expense, action or obligation incurred in connection with any investigative, administrative or judicial proceeding brought or threatened relating to or resulting from the consummation of the transactions contemplated hereby, including the use of the proceeds of the Notes by the Company except to the extent resulting from the gross negligence or willful misconduct of the payee or any of its affiliates or agents as determined by a court of competent jurisdiction.

          The Company will promptly pay or reimburse each Purchaser or holder of a Note (upon demand, in accordance with each such Purchaser's or holder's written instructions) for all fees and costs paid or payable by such Purchaser or holder to the Securities Valuation Office of the National Association of Insurance Commissioners ("SVO") in connection with the initial filing of this Agreement and all related documents and financial information, and all subsequent annual and interim filings of documents and financial information related to this Agreement, with the SVO or any successor organization acceding to the authority thereof.

          The obligations of the Company under this paragraph 11B shall survive the transfer of any Note or portion thereof or interest therein by any Purchaser or Transferee and the payment of any Note.

          11C. CONSENT TO AMENDMENTS. This Agreement may be amended, and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) except that, (i) with the written consent of the holders of all Notes of a particular Series, and if an Event of Default shall have occurred and be continuing, of the holders of all Notes of all Series, at the time outstanding (and not without such written consents), the Notes of such Series may be amended or the provisions thereof waived to change the maturity thereof, to change or affect the principal thereof, or to change or affect the time of payment of, or decrease the rate of, interest on or any Yield-Maintenance Amount payable with respect to the Notes of such Series, (ii) without the written consent of the holder or holders of all Notes at the time outstanding, no amendment to or waiver of the provisions of this Agreement shall change or affect the provisions of paragraph 7A or this paragraph 11C insofar as such provisions relate to proportions of the principal amount of the Notes of any Series, or the rights of any individual holder of Notes, required with respect to any declaration of Notes to be due and payable or with respect to any consent, amendment, waiver or declaration, (iii) with the written consent of Prudential (and not without the written consent of Prudential) the provisions of paragraph 2 may be amended or waived (except insofar as any such amendment or waiver would affect any rights or obligations with respect to the purchase and sale of Notes which shall have become Accepted Notes prior to such amendment or waiver), and (iv) with the written consent of all of the Purchasers which shall have become obligated to purchase Accepted Notes of any Series (and not without the written consent of all such Purchasers), any of the provisions of paragraphs 2 and 3 may be amended or waived insofar as such amendment or waiver would affect only rights or obligations with respect to the purchase and sale of the Accepted Notes of such Series or the terms and provisions of such Accepted Notes. Each holder of any Note at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 11C, whether or not such Note shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between the Company and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein and in the Notes, the term "THIS AGREEMENT" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

          11D. FORM, REGISTRATION, TRANSFER AND EXCHANGE OF NOTES; LOST NOTES. The Notes are issuable as registered notes without coupons in denominations of at least $2,500,000, except as may be necessary to reflect any principal amount not evenly divisible by $2,500,000. The Company shall keep at its principal office a register in which the Company shall provide for the registration of Notes and of transfers of Notes. Upon surrender for registration of transfer of any Note at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Notes of like tenor and of a like aggregate principal amount, registered in the name of such transferee or transferees. At the option of the holder of any Note, such Note may be exchanged for other Notes of like tenor and of any authorized denominations, of a like aggregate principal amount, upon surrender of the Note to be exchanged at the principal office of the Company. Whenever any Notes are so surrendered for exchange, the Company shall, at its expense, execute and deliver the Notes which the holder making the exchange is entitled to receive. Each installment of principal payable on each installment date upon each new Note issued upon any such transfer or exchange shall be in the same proportion to the unpaid principal amount of such new Note as the installment of principal payable on such date on the Note surrendered for registration of transfer or exchange bore to the unpaid principal amount of such Note. No reference need be made in any such new Note to any installment or installments of principal previously due and paid upon the Note surrendered for registration of transfer or exchange. Every Note surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of such Note or such holder's attorney duly authorized in writing. Any Note or Notes issued in exchange for any Note or upon transfer thereof shall carry the rights to unpaid interest and interest to accrue which were carried by the Note so exchanged or transferred, so that neither gain nor loss of interest shall result from any such transfer or exchange. Upon receipt of written notice from the holder of any Note of the loss, theft, destruction or mutilation of such Note and, in the case of any such loss, theft or destruction, upon receipt of such holder's unsecured indemnity agreement, or in the case of any such mutilation upon surrender and cancellation of such Note, the Company will make and deliver a new Note, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Note. Any sale of Notes by a holder will be made in accordance with applicable securities laws. No holder of a Note will sell or otherwise transfer any Note to any Person described or designated in the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control or in Section 1 of the Anti-Terrorism Order.

          11E. PERSONS DEEMED OWNERS; PARTICIPATIONS. Prior to due presentment for registration of transfer, the Company may treat the Person in whose name any
Note is registered as the owner and holder of such Note for the purpose of receiving payment of principal of and interest on, and any Yield-Maintenance Amount payable with respect to, such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and the Company shall not be affected by notice to the contrary. Subject to the preceding sentence, the holder of any Note may from time to time grant participations in all or any part of such Note to any Person on such terms and conditions as may be determined by such holder in its sole and absolute discretion, provided that, the Company shall continue to deal solely and directly with such holder, such holder's rights and obligations hereunder shall remain unchanged, and such holder shall retain the sole right to approve any amendment, modification or waiver of any provision .

          11F. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein or made in writing by or on behalf of the Company in connection herewith shall survive the execution and delivery of this Agreement and the Notes, the transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any Transferee, regardless of any investigation made at any time by or on behalf of any Purchaser or any Transferee. Subject to the preceding sentence, this Agreement, the Notes and each Confirmation of Acceptance embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to such subject matter.

          11G. SUCCESSORS AND ASSIGNS. All covenants and other agreements in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Transferee) whether so expressed or not.

          11H. INDEPENDENCE OF COVENANTS. All covenants hereunder shall be given independent effect so that if a particular action or condition is prohibited by any one of such covenants, the fact that it would be permitted by an exception to, or otherwise be in compliance within the limitations of, another covenant shall not avoid the occurrence of a Default or Event of Default if such action is taken or such condition exists.

          11I. NOTICES. All written communications provided for hereunder (other than communications provided for under paragraph 2) shall be sent by first class mail or nationwide overnight delivery service (with charges prepaid) and (i) if to any Purchaser, addressed as specified for such communications in the Purchaser Schedule attached hereto or the Purchaser Schedule attached to the applicable Confirmation of Acceptance (in the case of any Notes issued after the date hereof) or at such other address as any such Purchaser shall have specified to the Company in writing, (ii) if to any other holder of any Note, addressed to it at such address as it shall have specified in writing to the Company, or, if any such holder shall not have so specified an address, then addressed to such holder in care of the last holder of such Note which shall have so specified an address to the Company and (iii) if to the Company, addressed to it at 400 North 5th Street, 19th Floor, Phoenix, Arizona 85004, Attention: Treasurer, provided, however, that any such communication may also, at the option of the Person sending such communication, be delivered by any other means at the applicable address specified above, addressed to the attention of the person designated to receive such notice as provided in this paragraph 11I. Any communication pursuant to paragraph 2 shall be made by the method specified for such communication in paragraph 2, and shall be effective to create any rights or obligations under this Agreement only if, in the case of a telephone communication, an Authorized Officer of the party conveying the information and of the party receiving the information are parties to the telephone call, and in the case of a telecopier communication, the communication is signed by an Authorized Officer of the party conveying the information, addressed to the attention of an Authorized Officer of the party receiving the information, and in fact received at the telecopier terminal the number of which is listed for the party receiving the communication in the Purchaser Schedule or at such other telecopier terminal as the party receiving the information shall have specified in writing to the party sending such information.

          11J. PAYMENTS DUE ON NON-BUSINESS DAYS. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or interest on, or Yield-Maintenance Amount payable with respect to, any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day; provided that if the maturity date of any series of the Notes is a date other than a Business Day, then and in such event payment shall be made on the next succeeding Business Day, but shall include the additional days elapsed in the computation of interest payable on such next succeeding Business Day.

          11K. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          11L. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          11M. SATISFACTION REQUIREMENT. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Agreement required to be satisfactory to Prudential, any Purchaser, to any holder of Notes or to the Required Holder(s), the determination of such satisfaction shall be made by Prudential, such Purchaser, such holder or the Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

          11N. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK.

          11O. SEVERALTY OF OBLIGATIONS. The sales of Notes to the Purchasers are to be several sales, and the obligations of Prudential and the Purchasers under this Agreement are several obligations. No failure by Prudential or any Purchaser to perform its obligations under this Agreement shall relieve any other Purchaser or the Company of any of its obligations hereunder, and neither Prudential nor any Purchaser nor the Company shall be responsible for the obligations of, or any action taken or omitted by, any other such Person hereunder.

          11P. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          11Q. BINDING AGREEMENT. When this Agreement is executed and delivered by the Company and Prudential, it shall become a binding agreement between the Company and Prudential. This Agreement shall also inure to the benefit of each Purchaser which shall have executed and delivered a Confirmation of Acceptance, and each such Purchaser shall be bound by this Agreement to the extent provided in such Confirmation of Acceptance.

          11R. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION.

          (i) THE COMPANY, PRUDENTIAL AND EACH HOLDER OF NOTES HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION OF ANY CLAIM WHICH IS BASED HEREON, OR ARISES OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER NOTE DOCUMENTS, OR ANY TRANSACTIONS RELATING HERETO OR THERETO, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE COMPANY, PRUDENTIAL OR THE HOLDERS OF THE NOTES RELATING HERETO OR THERETO. THE COMPANY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR PRUDENTIAL AND EACH PURCHASER TO BECOME A PARTY TO THIS AGREEMENT AND TO PURCHASE NOTES HEREUNDER.

          (ii) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, THE NOTES, THE OTHER NOTE DOCUMENTS OR ANY TRANSACTIONS RELATING HERETO OR THERETO, OR ANY COURSE OF

     CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE COMPANY, PRUDENTIAL OR THE HOLDERS OF NOTES RELATING HERETO OR THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND THE COMPANY HEREBY ACCEPTS FOR ITSELF, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY, PRUDENTIAL AND EACH HOLDER OF NOTES HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY OBJECTIONS, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

          11S. CONFIDENTIAL INFORMATION. For the purposes of this paragraph 11S, "CONFIDENTIAL INFORMATION" means information delivered to you by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by you as being confidential information of the Company or such Subsidiary or was obtained pursuant to paragraphs 5A(v) or 5C hereof, provided that such term does not include information that (i) was publicly known, (ii) subsequently becomes publicly known through no act or omission by you or any person acting on your behalf, (iii) otherwise becomes known to you on a nonconfidential basis from a source other than the Company or any Subsidiary (provided that the source of such information was not known by the recipient after inquiry to be bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the Company or any other person with respect to such information) or (iv) constitutes financial statements delivered to you under paragraph 5A that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you, provided that you may deliver or disclose Confidential Information to (a) your directors, officers, employees and attorneys (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (b) your agents, affiliates, financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this paragraph 11S, (c) any other holder of any Note, (d) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this paragraph 11S), (e) any Person from which you offer to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this paragraph 11S), (f) any federal or state regulatory authority having jurisdiction over you, (g) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (h) any other Person to which such delivery or disclosure may be necessary or appropriate (1) to effect compliance with any law, rule, regulation or order applicable to you,
(2) in response to any subpoena or other legal process, (3) in connection with any litigation to which you are a party or (4) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this paragraph 11S as though it were a party to this Agreement. On reasonable request by the Company in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Company embodying the provisions of this paragraph 11S.

              (Remainder of the Page Blank: Signature Page Follows)

\
          If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this letter and return the same to the Company, whereupon this letter shall become a binding agreement between the Company and you.

                                        Very truly yours,

                                        PINNACLE WEST CAPITAL
                                        CORPORATION


                                        By:  /s/ Barbara M. Gomez
                                            ------------------------------------
                                        Name: Barbara M. Gomez
                                        Title: Vice President and Treasurer

                                        The foregoing Agreement is hereby
                                        accepted as of the date first above
                                        written.


                                        PRUDENTIAL INVESTMENT
                                        MANAGEMENT, INC.


                                        By:  /s/ Ric E. Abel
                                            ------------------------------------
                                             Ric E. Abel
                                             Vice President

                                        THE PRUDENTIAL INSURANCE COMPANY
                                        OF AMERICA


                                        By:  /s/ Ric E. Abel
                                            ------------------------------------
                                             Ric E. Abel
                                             Vice President

                                        PRUCO LIFE INSURANCE COMPANY


                                        By:  /s/ Ric E. Abel
                                            ------------------------------------
                                             Ric E. Abel
                                             Vice President

                    SIGNATURE PAGE TO MASTER SHELF AGREEMENT

                                        AMERICAN SKANDIA LIFE ASSURANCE
                                        CORPORATION

                                        By: Prudential Investment Management,
                                            Inc., as investment manager


                                        By: /s/ Ric E. Abel
                                            ------------------------------------
                                            Ric E. Abel
                                            Vice President

                                        PRUDENTIAL RETIREMENT INSURANCE
                                        AND ANNUITY COMPANY

                                        By: Prudential Investment Management,
                                            Inc., as investment manager


                                        By: /s/ Ric E. Abel
                                            ------------------------------------
                                            Ric E. Abel
                                            Vice President

                                        RGA REINSURANCE COMPANY

                                        By: Prudential Private Placement
                                            Investors, L.P. (as Investment
                                            Advisor)

                                        By: Prudential Private Placement
                                            Investors, Inc. (as its General
                                            Partner)


                                        By: /s/ Ric E. Abel
                                            ------------------------------------
                                            Ric E. Abel
                                            Vice President

                                        UNION SECURITY INSURANCE COMPANY

                                        By: Prudential Private Placement
                                            Investors, L.P. (as Investment
                                            Advisor)

                                        By: Prudential Private Placement
                                            Investors, Inc. (as its General
                                            Partner)


                                        By: /s/ Ric E. Abel
                                            ------------------------------------
                                            Ric E. Abel
                                            Vice President

                                        AMERICAN SECURITY INSURANCE
                                        COMPANY

                                        By: Prudential Private Placement
                                            Investors, L.P. (as Investment
                                            Advisor)

                                        By: Prudential Private Placement
                                            Investors, Inc. (as its General
                                            Partner)


                                        By: /s/ Ric E. Abel
                                            ------------------------------------
                                            Ric E. Abel
                                            Vice President

                               PURCHASER SCHEDULE

                                                                                   AGGREGATE PRINCIPAL
                                                                                     AMOUNT OF NOTES           NOTE
                                                                                     TO BE PURCHASED     DENOMINATION(S)
                                                                                   -------------------   ---------------
     THE PRUDENTIAL INSURANCE COMPANY OF AMERICA                                       $105,200,000        $78,100,000
                                                                                                           $22,100,000
                                                                                                           $ 5,000,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

     JPMorgan Chase Bank, N.A.
     New York, NY
     ABA No.: 021-000-021
     Account Name: Prudential Private Placement Servicing Account
     Account No.: 304617040

     Each such wire transfer shall set forth the name of the Company, a reference to "5.91% Senior Notes, Series A, due 2011, Security No.
     INV05539, PPN _____" and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)  Address for all notices relating to payments:

     The Prudential Insurance Company of America
     c/o Investment Operations Group
     Gateway Center Two, 10th Floor
     100 Mulberry Street
     Newark, NJ 07102-4077

     Attention: Manager, Billings and Collections

(3)  Address for all other communications and notices:

     The Prudential Insurance Company of America
     c/o Prudential Capital Group
     2200 Ross Avenue, Suite 4200E
     Dallas, TX 75201

     Attention: Managing Director

(4)  Recipient of telephonic prepayment notices:

     Manager, Trade Management Group

     Telephone: (973) 367-3141
     Facsimile: (888) 889-3832

(5)  Address for Delivery of Notes:

     Send physical security by nationwide overnight delivery service to:

     Prudential Capital Group
     2200 Ross Avenue, Suite 4200E
     Dallas, TX 75201

     Attention: William H. Bulmer
     Telephone: (214) 720-6204

(6)  Tax Identification No.: 22-1211670

(7)  Authorized Officers:

     Randall M. Kob
     Ric E. Abel
     Gwendolyn Foster
     Andy Williams

                               PURCHASER SCHEDULE

                                                                                   AGGREGATE PRINCIPAL
                                                                                     AMOUNT OF NOTES           NOTE
                                                                                     TO BE PURCHASED     DENOMINATION(S)
                                                                                   -------------------   ---------------
     PRUCO LIFE INSURANCE COMPANY                                                      $10,000,000         $10,000,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

     JPMorgan Chase Bank, N.A.
     New York, NY
     ABA No.: 021-000-021
     Account Name: Prudential Private Placement Servicing Account
     Account No.: 304617040

     Each such wire transfer shall set forth the name of the Company, a reference to "5.91% Senior Notes, Series A, due 2011, Security No.
     INV05539, PPN _____", and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2)  Address for all notices relating to payments:

     Pruco Life Insurance Company
     c/o The Prudential Insurance Company of America
     c/o Investment Operations Group
     Gateway Center Two, 10th Floor
     100 Mulberry Street
     Newark, NJ 07102-4077

     Attention: Manager, Billings and Collections

(3)  Address for all other communications and notices:

     Pruco Life Insurance Company
     c/o Prudential Capital Group
     2200 Ross Avenue, Suite 4200E
     Dallas, TX 75201

     Attention: Managing Director

(4)  Recipient of telephonic prepayment notices:

     Manager, Trade Management Group

     Telephone: (973) 367-3141
     Facsimile: (888) 889-3832

(5)  Address for Delivery of Notes:

     Send physical security by nationwide overnight delivery service to:

     Prudential Capital Group
     2200 Ross Avenue, Suite 4200E
     Dallas, TX 75201

     Attention: William H. Bulmer
     Telephone: (214) 720-6204

(6)  Tax Identification No.: 22-1944557

(7)  Authorized Officers:

     Randall M. Kob
     Ric E. Abel
     Gwendolyn Foster
     Andy Williams

                               PURCHASER SCHEDULE

                                                                             AGGREGATE
                                                                             PRINCIPAL
                                                                          AMOUNT OF NOTES         NOTE
                                                                          TO BE PURCHASED   DENOMINATION(S)
                                                                          ---------------   ---------------
AMERICAN SKANDIA LIFE ASSURANCE CORPORATION                                  $1,900,000        $1,900,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

    JPMorgan Chase Bank, N.A.
    New York, NY
    ABA No.: 021-000-021
    Account Name: Prudential Private Placement Servicing Account
    Account No.: 304617040

    Each such wire transfer shall set forth the name of the Company, a reference to "5.91% Senior Notes, Series A, due 2011, Security No.
    INV05539, PPN _____" and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2) Address for all notices relating to payments:

    The Prudential Insurance Company of America
    c/o Investment Operations Group
    Gateway Center Two, 10th Floor
    100 Mulberry Street
    Newark, NJ 07102-4077

    Attention: Manager, Billings and Collections

(3) Address for all other communications and notices:

    The Prudential Insurance Company of America
    c/o Prudential Capital Group
    2200 Ross Avenue, Suite 4200E
    Dallas, TX 75201

    Attention: Managing Director

(4) Recipient of telephonic prepayment notices:

    Manager, Trade Management Group

    Telephone: (973) 367-3141
    Facsimile: (888) 889-3832

(5) Address for Delivery of Notes:

    Send physical security by nationwide overnight delivery service to:

    Prudential Capital Group
    2200 Ross Avenue, Suite 4200E
    Dallas, TX 75201

    Attention: William H. Bulmer
    Telephone: (214) 720-6204

(6) Tax Identification No.: 06-1241288

                               PURCHASER SCHEDULE

                                                                             AGGREGATE
                                                                             PRINCIPAL
                                                                          AMOUNT OF NOTES         NOTE
                                                                          TO BE PURCHASED   DENOMINATION(S)
                                                                          ---------------   ---------------
    PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY                     $40,000,000       $40,000,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

    JPMorgan Chase Bank, N.A.
    New York, NY
    ABA No.: 021-000-021
    Account Name: Prudential Private Placement Servicing Account
    Account No.: 304617040

    Each such wire transfer shall set forth the name of the Company, a reference to "5.91% Senior Notes, Series A, due 2011, Security No.
    INV05539, PPN _____" and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2) Address for all notices relating to payments:

    Prudential Retirement Insurance and Annuity Company
    c/o Prudential Investment Management, Inc.
    Private Placement Trade Management
    PRIAC Administration
    Gateway Center Four, 7th Floor
    100 Mulberry Street
    Newark, NJ 07102

    Telephone: (973) 802-8107
    Facsimile: (888) 889-3832

(3) Address for all other communications and notices:

    Prudential Retirement Insurance and Annuity Company
    c/o Prudential Capital Group
    2200 Ross Avenue, Suite 4200E
    Dallas, TX 75201

    Attention: Managing Director

(4) Address for Delivery of Notes:

    Send physical security by nationwide overnight delivery service to:

    Prudential Capital Group
    2200 Ross Avenue, Suite 4200E
    Dallas, TX 75201

    Attention: William H. Bulmer
    Telephone: (214) 720-6204

(5) Tax Identification No.: 06-1050034

                               PURCHASER SCHEDULE

                                                                             AGGREGATE
                                                                             PRINCIPAL
                                                                          AMOUNT OF NOTES         NOTE
                                                                          TO BE PURCHASED   DENOMINATION(S)
                                                                          ---------------   ---------------
    RGA REINSURANCE COMPANY                                                  $7,500,000        $7,500,000

    Notes/Certificates to be registered in the name of:
    HARE & CO.

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

    The Bank of New York
    ABA No.: 021-000-018
    BNF Account No. IOC566
    Credit to: Hare & Co

    Each such wire transfer shall set forth the name of the Company, a reference to "5.91% Senior Notes, Series A, due 2011, PPN ____" and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2) All notices of payments and written confirmations of such wire transfers:

    RGA Reinsurance Company
    Attn: Banking Dept.
    1370 Timberlake Manor Parkway
    Chesterfield, MO 63017-6039

(3) Address for all other communications and notices:

    Prudential Private Placement Investors, L.P.
    c/o Prudential Capital Group
    2200 Ross Avenue, Suite 4200E
    Dallas, TX 75201

    Attention: Managing Director

(4) Address for Delivery of Notes:

    (a) Send physical security by nationwide overnight delivery service to:

        The Bank of New York
        Securities Department
        One Wall Street
        3rd Floor - "A"
        New York, NY 10286

        Attention: Lucille Del Terzo
        Telephone: (718) 315-3543
        Facsimile: (718) 623-7572 or (718) 623-7575
        E-mail: ldelterzo@bankofny.com

        Please include in the cover letter accompanying the Notes a reference to the Purchaser (RGA Private
        Placement Prudential Financial Account No. 128863).

    (b) Send copy by nationwide overnight delivery service to:

        Prudential Capital Group
        Gateway Center 4
        100 Mulberry, 7th Floor
        Newark, NJ 07102

        Attention: Trade Management, Manager
        Telephone: (973) 367-3141

(5) Tax Identification No.: 43-1235868

                               PURCHASER SCHEDULE

                                                                             AGGREGATE
                                                                             PRINCIPAL
                                                                          AMOUNT OF NOTES         NOTE
                                                                          TO BE PURCHASED   DENOMINATION(S)
                                                                          ---------------   ---------------
    UNION SECURITY INSURANCE COMPANY                                         $6,400,000        $6,400,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

    M&I Marshall & Ilsley Bank
    Milwaukee, WI
    ABA No.: 075000051
    DDA Account No.: 27006
    Account Name: General Trust Fund
    For further credit to Account No.: 89-0035-76-9
    Account Name:  Union Security Prudential Private Placements

    Each such wire transfer shall set forth the name of the Company, a reference to "5.91% Senior Notes, Series A, due 2011, PPN ____" and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2) All notices of payments and written confirmations of such wire transfers:

    Marshall & Ilsley Trust Company
    Asset Booking Department
    11270 West Park Place, Suite 400
    Milwaukee, WI 53224

    Attention: Linda Harris-Murphy

    Telephone: (414) 815-3635
    Facsimile: (414) 815-3589

    AND

    Fortis, Inc.
    One Chase Manhattan Plaza
    New York, NY 10005

    Attention: Kevin P. Mahoney
               AVP, Investment Accounting & Treasury Operations

    Telephone: (212) 859-7184
    Facsimile: (212) 859-7043

(3) Address for all other communications and notices:

    Prudential Private Placement Investors, L.P.
    c/o Prudential Capital Group
    2200 Ross Avenue, Suite 4200E
    Dallas, TX 75201

    Attention: Managing Director

(4) Address for Delivery of Notes:

    (a) Send physical security by nationwide overnight delivery service to:

        Marshall & Ilsley Trust Company
        Asset Booking Department
        11270 West Park Place, Suite 400
        Milwaukee, WI 53224

        Attention:  Linda Harris-Murphy
        Phone: (414) 815-3635
        Facsimile: (414) 815-3589

        Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number
        (Union Security - Prudential Private Placements;
        Account Number: 89 0035 76 9)

    (b) Send copy by nationwide overnight delivery service to:

        Prudential Capital Group
        Gateway Center 4
        100 Mulberry, 7th Floor
        Newark, NJ 07102

        Attention: Trade Management, Manager
        Telephone: (973) 367-3141

(5) Tax Identification No.: 81-0170040

                               PURCHASER SCHEDULE

                                                                             AGGREGATE
                                                                             PRINCIPAL
                                                                          AMOUNT OF NOTES         NOTE
                                                                          TO BE PURCHASED   DENOMINATION(S)
                                                                          ---------------   ---------------
    AMERICAN SECURITY INSURANCE COMPANY                                      $4,000,000        $4,000,000

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

    M&I Marshall & Ilsley Bank
    Milwaukee, WI
    ABA No.: 075000051
    DDA Account No.: 27006
    Account Name: General Trust Fund
    For further credit to Account No.: 89-0035-89-2
    Account Name: American Security Insurance Company Prudential

                               Private Placements

    Each such wire transfer shall set forth the name of the Company, a reference to "5.91% Senior Notes, Series A, due 2011, PPN ____" and the due date and application (as among principal, interest and Yield-Maintenance Amount) of the payment being made.

(2) All notices of payments and written confirmations of such wire transfers:

    Marshall & Ilsley Trust Company
    Asset Booking Department
    11270 West Park Place, Suite 400
    Milwaukee, WI 53224

    Attention: Linda Harris-Murphy

    Telephone: (414) 815-3635
    Facsimile: (414) 815-3589

    AND

    Fortis, Inc.
    One Chase Manhattan Plaza
    New York, NY 10005

    Attention: Kevin P. Mahoney
               AVP, Investment Accounting & Treasury Operations

    Telephone: (212) 859-7184
    Facsimile: (212) 859-7043

(3) Address for all other communications and notices:

    Prudential Private Placement Investors, L.P.
    c/o Prudential Capital Group
    2200 Ross Avenue, Suite 4200E
    Dallas, TX 75201

    Attention: Managing Director

(4) Address for Delivery Notes:

    (a) Send physical security by nationwide overnight delivery service to:

        Marshall & Ilsley Trust Company
        Asset Booking Department
        11270 West Park Place, Suite 400
        Milwaukee, WI 53224

        Attention:  Linda Harris-Murphy
        Phone: (414) 815-3635
        Facsimile: (414) 815-3589

        Please include in the cover letter accompanying the Notes a reference to the Purchaser's account number (American Security
        Insurance Company Prudential
        Private Placements; Account Number: 89 0035 89-2).

    (b) Send copy by nationwide overnight delivery service to:

        Prudential Capital Group
        Gateway Center 4
        100 Mulberry, 7th Floor
        Newark, NJ 07102

        Attention: Trade Management, Manager
        Telephone: (973) 367-3141

(5) Tax Identification No.: 58-1529575

                                                                     SCHEDULE 8G

                       LIST OF AGREEMENTS RESTRICTING DEBT

- Amended and Restated Credit Agreement dated as of December 9, 2005 among Pinnacle West Capital Corporation, the Lenders party thereto, JPMorgan Chase Bank, N.A. as Administrative Agent, and the other agents party thereto.

                                                                     EXHIBIT A-1

                                 [FORM OF NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

                        PINNACLE WEST CAPITAL CORPORATION

                           % SENIOR NOTE, SERIES , DUE

No. R-
ORIGINAL PRINCIPAL AMOUNT:
ORIGINAL ISSUE DATE:
INTEREST RATE:
INTEREST PAYMENT DATES:
FINAL MATURITY DATE:
PRINCIPAL INSTALLMENT DATES AND AMOUNTS:

          FOR VALUE RECEIVED, the undersigned, Pinnacle West Capital Corporation (herein called the "COMPANY"), a corporation organized and existing under the laws of the State of Arizona, hereby promises to pay to ______________, or registered assigns, the principal sum of ________________ DOLLARS [on the Final Maturity Date specified above] [, payable in installments on the Principal Installment Dates and in the amounts specified above, and on the Final Maturity Date specified above in an amount equal to the unpaid balance of the principal hereof,] with interest (computed on the basis of a 360-day year--30-day month)
(a) on the unpaid balance hereof from the date hereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on the occurrence and during the continuance of an Event of Default, at the Default Rate with respect to any outstanding principal hereof, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

          Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of JPMorgan Chase Bank, N.A., in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

          This Note is one of a series of Senior Notes (herein called the "NOTES") issued pursuant to an Uncommitted Master Shelf Agreement, dated as of February 28, 2006 (herein called the "AGREEMENT"), between the Company, Prudential Investment Management, Inc. and the Purchasers named therein and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to optional prepayment, in whole or from time to time in part on the terms specified in the Agreement. Capitalized terms used and not otherwise defined herein have the meanings specified in the Agreement.


                                      A-1-1

          This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

          THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

                                        PINNACLE WEST CAPITAL CORPORATION


                                        By:
                                            ------------------------------------
                                            [TITLE]


                                      A-1-2

                                                                     EXHIBIT A-2

                             [FORM OF SERIES A NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED IN ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT.

                        PINNACLE WEST CAPITAL CORPORATION

               5.91% SENIOR NOTE, SERIES A, DUE FEBRUARY 28, 2011

No. R-A-__                   PPN: _________
ORIGINAL PRINCIPAL AMOUNT:   $_____________
ORIGINAL ISSUE DATE:         February 28, 2006
INTEREST RATE:               5.91%
INTEREST PAYMENT DATES:      March 31, June 30, September 30 and
                             December 31 of each year,
                             commencing on March 31, 2006
FINAL MATURITY DATE:         February 28, 2011

          FOR VALUE RECEIVED, the undersigned, Pinnacle West Capital Corporation (herein called the "COMPANY"), a corporation organized and existing under the laws of the State of Arizona, hereby promises to pay to _______________________________, or registered assigns, the principal sum of
_______________________ AND NO/100'S DOLLARS ($________) on the Final Maturity
Date specified above with interest (computed on the basis of a 360-day year--30-day month) (a) on the unpaid balance hereof from the date hereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on the occurrence and during the continuance of an Event of Default, at the Default Rate with respect to any outstanding principal hereof, any overdue payment of interest and any overdue payment of any Yield-Maintenance Amount, payable quarterly as aforesaid (or, at the option of the registered holder hereof, on demand).

          Payments of principal of, interest on and any Yield-Maintenance Amount payable with respect to this Note are to be made at the main office of JPMorgan Chase Bank, N.A., in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

          This Note is one of a series of Senior Notes (herein called the "NOTES") issued pursuant to an Uncommitted Master Shelf Agreement, dated as of February 28, 2006 (herein called the "AGREEMENT"), between the Company, Prudential Investment Management, Inc. and the Purchasers named therein and is entitled to the benefits thereof. As provided in the Agreement, this Note is subject to optional prepayment, in whole or from time to time in part on the terms specified in the Agreement. Capitalized terms used and not otherwise defined herein have the meanings specified in the Agreement.


                                     A-2-1

          This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

          In case an Event of Default, as defined in the Agreement, shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner and with the effect provided in the Agreement.

          THIS NOTE IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAW OF SUCH STATE.

                                        PINNACLE WEST CAPITAL CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                     A-2-2

                                                                       EXHIBIT B

                      [TO BE PLACED ON COMPANY LETTERHEAD]

                         [FORM OF REQUEST FOR PURCHASE]

                        PINNACLE WEST CAPITAL CORPORATION

          Reference is made to the Master Shelf Agreement (the "AGREEMENT"), dated as of February 28, 2006, between Pinnacle West Capital Corporation (the "COMPANY"), Prudential Investment Management, Inc. and the Purchasers named therein. All terms used herein that are defined in the Agreement have the respective meanings specified in the Agreement.

          Pursuant to paragraph 2D of the Agreement, the Company hereby makes the following Request for Purchase:

          1.   Aggregate principal amount of
               the Notes covered hereby
               (the "Notes")                             $____________

          2.   Individual specifications of the Notes:

                                 Principal
Principal   Final Maturity   Installment Dates   Designated
  Amount         Date           and Amounts        Spread
---------   --------------   -----------------   ----------


          3.   Use of proceeds of the Notes:

          4.   Proposed day for the closing of the purchase and sale of the
               Notes:

          5.   The purchase price of the Notes is to be transferred to:

                                               Name and Telephone No. of Bank
Name and Address of Bank   Number of Account               Officer
------------------------   -----------------   ------------------------------


          6. The Company certifies (a) that the representations and warranties contained in paragraph 8 of the Agreement are true on and as of the date of this Request for Purchase except to the extent of changes caused by the transactions contemplated in the Agreement and (b) that there exists on the date of this Request for Purchase no Event of Default or Default.

Dated:
       ------------------

                                        PINNACLE WEST CAPITAL CORPORATION


                                        By:
                                            ------------------------------------
                                            Authorized Officer

                                                                       EXHIBIT C

                      [FORM OF CONFIRMATION OF ACCEPTANCE]

                        PINNACLE WEST CAPITAL CORPORATION

          Reference is made to the Master Shelf Agreement (the "Agreement"), dated as of February 28, 2006, between Pinnacle West Capital Corporation (the "Company"), Prudential Investment Management, Inc. and the Purchasers named therein. All terms used herein that are defined in the Agreement have the respective meanings specified in the Agreement.

          Each of the undersigned institutions which is named below as a Purchaser of any Accepted Notes hereby confirms the representations as to such Accepted Notes set forth in paragraph 9 of the Agreement, and agrees to be bound by the provisions of paragraphs 2F and 2H of the Agreement relating to the purchase and sale of such Accepted Notes.

          Pursuant to paragraph 2F of the Agreement, an Acceptance with respect to the following Accepted Notes is hereby confirmed:

I.   Aggregate principal amount $
     (A)  (a) Name of Purchaser:
          (b) Principal amount:
          (c) Final maturity date:
          (d) Principal installment dates and amounts:
          (e) Interest rate:
          (f) Payment and notice instructions: As set forth on attached Purchaser Schedule
          (g) Designated spread:

     (B)  (a) Name of Purchaser:
          (b) Principal amount:
          (c) Final maturity date:
          (d) Principal installment dates and amounts:
          (e) Interest rate:
          (f) Payment and notice instructions: As set forth on attached Purchaser Schedule
          (g) Designated spread:

     [(C),(D) ....: same information as to any other Purchaser

II.  Closing Day:

III. Issuance Fee:

Dated:
       ------------------

                                        PINNACLE WEST CAPITAL CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PRUDENTIAL INVESTMENT MANAGEMENT, INC.


                                        By:
                                            ------------------------------------
                                            Vice President

[Signature block for each named Purchaser other than Prudential]

                                                                       EXHIBIT D

               [FORM OF WRITTEN FUNDING INSTRUCTIONS]

                             [Company's Letterhead]

[NAMES AND ADDRESSES OF PURCHASERS]

               Re: FUNDS DELIVERY INSTRUCTION

Ladies and Gentlemen:

          As contemplated by paragraph 2 of the Uncommitted Master Shelf Agreement, dated as of February 28, 2006, among you, Prudential Investment Management, Inc. and the Purchasers named therein, the undersigned hereby instructs you to deliver, on the date of closing, the proceeds of the Notes in the manner required by paragraph 2 to the undersigned's account identified below:

          Account Name: ______________________________________

          Account No.: _______________________________________

          Bank: ______________________________________________

          Bank City & State: _________________________________

          Bank ABA No.: ______________________________________

          Reference: _________________________________________

          This instruction has been executed and delivered by an authorized representative of the undersigned.

                                        Very truly yours,

                                        PINNACLE WEST CAPITAL CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------